UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
March 31, 2021
Columbia Select Large Cap Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Thomas Galvin, CFA
Lead Portfolio Manager
Managed Fund since 2003
Richard Carter
Portfolio Manager
Managed Fund since 2009
Todd Herget
Portfolio Manager
Managed Fund since 2009
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended March 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	70.22	21.17	14.69
	Including sales charges		60.48	19.74	14.02
Advisor Class*		11/08/12	70.74	21.48	14.98
Class C	Excluding sales charges	09/28/07	69.06	20.27	13.84
	Including sales charges		68.06	20.27	13.84
Institutional Class		10/01/97	70.79	21.48	14.98
Institutional 2 Class*		11/08/12	71.00	21.62	15.10
Institutional 3 Class*		11/08/12	70.96	21.65	15.14
Class R		12/31/04	69.94	20.88	14.41
Russell 1000 Growth Index			62.74	21.05	16.63
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Large Cap Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 31, 2011 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Common Stocks	99.8
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at March 31, 2021)
Communication Services	9.4
Consumer Discretionary	16.2
Consumer Staples	5.0
Financials	2.4
Health Care	24.8
Industrials	6.2
Information Technology	34.7
Materials	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended March 31, 2021, the Fund’s Class A shares returned 70.22% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 62.74% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended March 31, 2021, rebounding from the sharp COVID-19-driven market plunge in March 2020. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility around headlines about increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. The passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook. In combination, these factors helped the benchmark finish March 2021 just short of its all-time high.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. Within the benchmark, performance for the period was led by the energy, communication services and information technology sectors, while real estate, utilities and consumer staples were the biggest laggards.
The Fund’s most notable contributors
•	The Fund’s outperformance was driven by strong broad-based stock selection, particularly within the health care and information technology sectors.
•	Within health care:
○	Align Technology, Inc. shares surged after delivering strong results, as sales of its leading Invisalign products snapped back sharply due to the “Zoom” effect creating demand for better personal appearances and straighter teeth.
○	Exact Sciences Corp., best known for its non-invasive colorectal cancer screen Cologuard, released compelling data for its liquid biopsy multi-cancer tests and delivered a strong quarter, beating revenue expectations. Exact Sciences also announced a plan to acquire Thrive Early Detection, which could help the firm further advance its plans to attack the liquid biopsy cancer screening market.
•	Within information technology:
○	Square, Inc. was a notable contributor, as the firm’s seller ecosystem continued to recover, and the growth of Cash App accelerated to 140% year over year.
○	PayPal Holdings, Inc. shares rallied as the firm benefited from the consumer spending shift to ecommerce platforms. PayPal highlighted an acceleration of its business model, with more than double the number of new users compared to pre-COVID levels, as well as strong new user engagement.
○	Semi-cap equipment company Applied Materials, Inc. performed well and was a notable contributor to the Fund after beating earnings estimates and raising forward guidance. The firm noted improving fundamentals in the memory market, increasing demand for 5G phones and networking infrastructure. Given Applied Materials’ strong run, we sold our position later in the period as it came within 10% of our price target.
The Fund’s most notable detractors
•	Stock selection within the consumer discretionary sector was the largest detractor.
○	The Fund’s position in Alibaba Group Holding Ltd., China’s e-commerce leader, weighed on relative results. Alibaba shares came under pressure as the planned initial public offering (IPO) of Ant Financial, of which Alibaba owns a third, was delayed after the IPO came under regulatory scrutiny in China. In December, the Chinese government additionally launched an antitrust probe into Alibaba, which further weighed on investor sentiment. Given this changing regulatory environment and our lack of visibility on the ultimate outcome, we felt it prudent to exit the position.
Columbia Select Large Cap Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	Also in consumer discretionary, not owning some of the more consumer oriented, traditional retailers that may benefit from the increased stimulus package and reopening of the economy detracted from relative returns.
•	The Fund’s positions in Bristol-Myers Squibb Co. and genomic sequencing leader Illumina, Inc., while positive, did not keep pace in the health care sector and detracted from relative results.
•	Additionally, not owning positions in Tesla, Inc. or Apple Inc. were headwinds from the Fund’s relative results as they both delivered strong gains for the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2020 — March 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,119.40	1,019.75	5.50	5.24	1.04
Advisor Class	1,000.00	1,000.00	1,120.60	1,020.99	4.18	3.98	0.79
Class C	1,000.00	1,000.00	1,115.40	1,016.01	9.44	9.00	1.79
Institutional Class	1,000.00	1,000.00	1,120.50	1,020.99	4.18	3.98	0.79
Institutional 2 Class	1,000.00	1,000.00	1,121.30	1,021.34	3.81	3.63	0.72
Institutional 3 Class	1,000.00	1,000.00	1,121.00	1,021.59	3.54	3.38	0.67
Class R	1,000.00	1,000.00	1,118.10	1,018.50	6.81	6.49	1.29
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may waive fees and/or reimburse certain expenses of the Fund so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not waived fees and/or reimbursed the expenses of the Fund during the six months ended March 31, 2021, the annualized expense ratios would have been 1.09% for Class A, 0.84% for Advisor Class, 1.84% for Class C, 0.84% for Institutional Class and 1.34% for Class R. The actual expenses paid would have been $5.76 for Class A, $4.44 for Advisor Class, $9.70 for Class C, $4.44 for Institutional Class and $7.08 for Class R; the hypothetical expenses paid would have been $5.49 for Class A, $4.23 for Advisor Class, $9.25 for Class C, $4.23 for Institutional Class and $6.74 for Class R. Other share classes may have had expense waiver/reimbursement changes; however, the changes were not considered material.
Columbia Select Large Cap Growth Fund | Annual Report 2021	7

Portfolio of Investments
March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 9.4%
Entertainment 2.8%
Activision Blizzard, Inc.	638,365	59,367,945
Interactive Media & Services 6.6%
Facebook, Inc., Class A(a)	293,961	86,580,333
Match Group, Inc.(a)	384,143	52,773,566
Total		139,353,899
Total Communication Services		198,721,844
Consumer Discretionary 16.1%
Diversified Consumer Services 1.5%
New Oriental Education & Technology Group, Inc., ADR(a)	2,248,120	31,473,680
Internet & Direct Marketing Retail 10.3%
Amazon.com, Inc.(a)	32,579	100,802,032
Booking Holdings, Inc.(a)	32,575	75,894,538
Chewy, Inc., Class A(a)	498,539	42,231,239
Total		218,927,809
Textiles, Apparel & Luxury Goods 4.3%
NIKE, Inc., Class B	687,361	91,343,403
Total Consumer Discretionary		341,744,892
Consumer Staples 4.9%
Food & Staples Retailing 2.9%
Costco Wholesale Corp.	173,243	61,064,692
Personal Products 2.0%
Estee Lauder Companies, Inc. (The), Class A	151,122	43,953,834
Total Consumer Staples		105,018,526
Financials 2.4%
Capital Markets 2.4%
MSCI, Inc.	123,220	51,663,682
Total Financials		51,663,682
Health Care 24.7%
Biotechnology 5.6%
BioMarin Pharmaceutical, Inc.(a)	447,169	33,765,731
Exact Sciences Corp.(a)	474,828	62,572,834
Sarepta Therapeutics, Inc.(a)	295,404	22,016,460
Total		118,355,025
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 9.3%
ABIOMED, Inc.(a)	152,889	48,730,311
Align Technology, Inc.(a)	97,686	52,899,899
Edwards Lifesciences Corp.(a)	684,962	57,290,222
IDEXX Laboratories, Inc.(a)	79,791	39,042,534
Total		197,962,966
Health Care Providers & Services 2.8%
UnitedHealth Group, Inc.	162,393	60,421,564
Life Sciences Tools & Services 2.7%
Illumina, Inc.(a)	149,448	57,396,999
Pharmaceuticals 4.3%
Bristol-Myers Squibb Co.	999,977	63,128,548
Eli Lilly and Co.	144,599	27,013,985
Total		90,142,533
Total Health Care		524,279,087
Industrials 6.1%
Building Products 1.6%
Trane Technologies PLC	211,363	34,993,258
Electrical Equipment 0.8%
Bloom Energy Corp., Class A(a)	627,505	16,974,010
Professional Services 1.6%
CoStar Group, Inc.(a)	40,264	33,092,579
Road & Rail 2.1%
Uber Technologies, Inc.(a)	831,730	45,337,603
Total Industrials		130,397,450
Information Technology 34.6%
IT Services 9.4%
PayPal Holdings, Inc.(a)	295,319	71,715,266
Square, Inc., Class A(a)	181,379	41,182,102
Visa, Inc., Class A	404,671	85,680,990
Total		198,578,358
Semiconductors & Semiconductor Equipment 4.8%
NVIDIA Corp.	190,489	101,707,792
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 20.4%
Adobe, Inc.(a)	179,166	85,170,142
DocuSign, Inc.(a)	125,249	25,356,660
Intuit, Inc.	188,841	72,337,434
RingCentral, Inc., Class A(a)	157,605	46,947,377
Salesforce.com, Inc.(a)	333,267	70,609,279
ServiceNow, Inc.(a)	176,345	88,191,898
Splunk, Inc.(a)	327,207	44,330,004
Total		432,942,794
Total Information Technology		733,228,944
Materials 1.3%
Chemicals 1.3%
Sherwin-Williams Co. (The)	36,171	26,694,560
Total Materials		26,694,560
Total Common Stocks (Cost $987,632,551)		2,111,748,985

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.067%(b),(c)	4,886,308	4,885,819
Total Money Market Funds (Cost $4,885,796)		4,885,819
Total Investments in Securities (Cost: $992,518,347)		2,116,634,804
Other Assets & Liabilities, Net		5,363,359
Net Assets		2,121,998,163

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.067%
	62,707,939	655,740,593	(713,575,002)	12,289	4,885,819	2,104	42,217	4,886,308
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
March 31, 2021
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	198,721,844	—	—	198,721,844
Consumer Discretionary	341,744,892	—	—	341,744,892
Consumer Staples	105,018,526	—	—	105,018,526
Financials	51,663,682	—	—	51,663,682
Health Care	524,279,087	—	—	524,279,087
Industrials	130,397,450	—	—	130,397,450
Information Technology	733,228,944	—	—	733,228,944
Materials	26,694,560	—	—	26,694,560
Total Common Stocks	2,111,748,985	—	—	2,111,748,985
Money Market Funds	4,885,819	—	—	4,885,819
Total Investments in Securities	2,116,634,804	—	—	2,116,634,804
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Growth Fund | Annual Report 2021

Statement of Assets and Liabilities
March 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $987,632,551)	$2,111,748,985
Affiliated issuers (cost $4,885,796)	4,885,819
Receivable for:
Investments sold	19,038,786
Capital shares sold	1,356,757
Dividends	679,567
Expense reimbursement due from Investment Manager	2,445
Prepaid expenses	32,659
Trustees’ deferred compensation plan	436,186
Total assets	2,138,181,204
Liabilities
Payable for:
Investments purchased	11,364,205
Capital shares purchased	4,071,251
Management services fees	39,554
Distribution and/or service fees	3,429
Transfer agent fees	201,310
Compensation of board members	5,409
Compensation of chief compliance officer	171
Other expenses	61,526
Trustees’ deferred compensation plan	436,186
Total liabilities	16,183,041
Net assets applicable to outstanding capital stock	$2,121,998,163
Represented by
Paid in capital	628,545,494
Total distributable earnings (loss)	1,493,452,669
Total - representing net assets applicable to outstanding capital stock	$2,121,998,163
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2021	11

Statement of Assets and Liabilities  (continued)
March 31, 2021
Class A
Net assets	$244,546,135
Shares outstanding	18,005,160
Net asset value per share	$13.58
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.41
Advisor Class
Net assets	$18,638,403
Shares outstanding	1,200,425
Net asset value per share	$15.53
Class C
Net assets	$60,192,977
Shares outstanding	5,931,031
Net asset value per share	$10.15
Institutional Class
Net assets	$1,003,321,899
Shares outstanding	68,583,907
Net asset value per share	$14.63
Institutional 2 Class
Net assets	$209,539,785
Shares outstanding	13,306,948
Net asset value per share	$15.75
Institutional 3 Class
Net assets	$573,613,088
Shares outstanding	35,627,769
Net asset value per share	$16.10
Class R
Net assets	$12,145,876
Shares outstanding	1,046,347
Net asset value per share	$11.61
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Growth Fund | Annual Report 2021

Statement of Operations
Year Ended March 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$9,315,957
Dividends — affiliated issuers	42,217
Interfund lending	126
Total income	9,358,300
Expenses:
Management services fees	14,558,858
Distribution and/or service fees
Class A	552,048
Class C	658,677
Class R	59,835
Transfer agent fees
Class A	317,649
Advisor Class	30,722
Class C	96,421
Institutional Class	1,413,821
Institutional 2 Class	112,077
Institutional 3 Class	44,729
Class R	17,327
Compensation of board members	45,163
Custodian fees	10,819
Printing and postage fees	107,614
Registration fees	133,041
Audit fees	29,500
Legal fees	46,200
Interest on interfund lending	859
Compensation of chief compliance officer	670
Other	124,044
Total expenses	18,360,074
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(671,919)
Fees waived by transfer agent
Institutional 2 Class	(10,371)
Institutional 3 Class	(16,708)
Expense reduction	(460)
Total net expenses	17,660,616
Net investment loss	(8,302,316)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	714,614,575
Investments — affiliated issuers	2,104
Net realized gain	714,616,679
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	360,455,927
Investments — affiliated issuers	12,289
Net change in unrealized appreciation (depreciation)	360,468,216
Net realized and unrealized gain	1,075,084,895
Net increase in net assets resulting from operations	$1,066,782,579
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations
Net investment loss	$(8,302,316)	$(10,543,395)
Net realized gain	714,616,679	433,277,082
Net change in unrealized appreciation (depreciation)	360,468,216	(445,617,773)
Net increase (decrease) in net assets resulting from operations	1,066,782,579	(22,884,086)
Distributions to shareholders
Net investment income and net realized gains
Class A	(55,363,562)	(62,359,419)
Advisor Class	(4,798,376)	(7,937,313)
Class C	(21,053,643)	(28,820,075)
Institutional Class	(231,275,173)	(334,322,198)
Institutional 2 Class	(44,297,033)	(48,653,797)
Institutional 3 Class	(145,097,641)	(211,282,836)
Class R	(3,461,236)	(3,352,970)
Total distributions to shareholders	(505,346,664)	(696,728,608)
Decrease in net assets from capital stock activity	(114,465,587)	(272,629,217)
Total increase (decrease) in net assets	446,970,328	(992,241,911)
Net assets at beginning of year	1,675,027,835	2,667,269,746
Net assets at end of year	$2,121,998,163	$1,675,027,835
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Growth Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	March 31, 2021		March 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,900,858	66,188,723	3,109,462	39,382,407
Distributions reinvested	3,769,664	48,832,570	4,621,135	56,698,747
Redemptions	(5,308,840)	(71,451,224)	(7,804,231)	(99,235,870)
Net increase (decrease)	3,361,682	43,570,069	(73,634)	(3,154,716)
Advisor Class
Subscriptions	328,343	5,065,008	797,326	11,002,881
Distributions reinvested	310,933	4,521,251	566,692	7,659,177
Redemptions	(1,152,771)	(17,338,611)	(1,717,471)	(23,498,213)
Net decrease	(513,495)	(7,752,352)	(353,453)	(4,836,155)
Class C
Subscriptions	904,999	9,301,079	1,024,889	10,419,128
Distributions reinvested	1,954,419	19,260,663	2,378,936	24,074,822
Redemptions	(3,568,977)	(37,262,530)	(3,706,799)	(38,948,483)
Net decrease	(709,559)	(8,700,788)	(302,974)	(4,454,533)
Institutional Class
Subscriptions	17,836,556	257,693,251	21,382,381	283,798,237
Distributions reinvested	14,665,372	203,130,348	22,962,536	296,705,193
Redemptions	(31,730,575)	(458,180,419)	(60,538,720)	(812,687,078)
Net increase (decrease)	771,353	2,643,180	(16,193,803)	(232,183,648)
Institutional 2 Class
Subscriptions	1,339,904	19,950,998	3,612,293	52,915,268
Distributions reinvested	2,973,505	44,283,981	3,574,785	48,638,364
Redemptions	(3,449,661)	(52,234,910)	(4,987,590)	(69,290,649)
Net increase	863,748	12,000,069	2,199,488	32,262,983
Institutional 3 Class
Subscriptions	4,034,870	61,638,206	4,053,027	58,465,131
Distributions reinvested	2,302,927	34,802,296	4,452,189	61,548,813
Redemptions	(17,229,074)	(253,390,355)	(12,663,043)	(183,068,728)
Net decrease	(10,891,277)	(156,949,853)	(4,157,827)	(63,054,784)
Class R
Subscriptions	146,584	1,742,235	117,118	1,329,946
Distributions reinvested	309,945	3,461,236	305,169	3,352,970
Redemptions	(375,416)	(4,479,383)	(167,897)	(1,891,280)
Net increase	81,113	724,088	254,390	2,791,636
Total net decrease	(7,036,435)	(114,465,587)	(18,627,813)	(272,629,217)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 3/31/2021	$10.37	(0.09)	6.94	6.85	(3.64)	(3.64)
Year Ended 3/31/2020	$15.01	(0.09)	(0.20)	(0.29)	(4.35)	(4.35)
Year Ended 3/31/2019	$16.93	(0.11)	1.34	1.23	(3.15)	(3.15)
Year Ended 3/31/2018	$15.36	(0.08)	3.45	3.37	(1.80)	(1.80)
Year Ended 3/31/2017	$14.58	(0.11)	2.70	2.59	(1.81)	(1.81)
Advisor Class
Year Ended 3/31/2021	$11.50	(0.06)	7.76	7.70	(3.67)	(3.67)
Year Ended 3/31/2020	$16.16	(0.07)	(0.24)	(0.31)	(4.35)	(4.35)
Year Ended 3/31/2019	$17.96	(0.07)	1.43	1.36	(3.16)	(3.16)
Year Ended 3/31/2018	$16.18	(0.05)	3.66	3.61	(1.83)	(1.83)
Year Ended 3/31/2017	$15.23	(0.07)	2.83	2.76	(1.81)	(1.81)
Class C
Year Ended 3/31/2021	$8.37	(0.15)	5.52	5.37	(3.59)	(3.59)
Year Ended 3/31/2020	$13.00	(0.16)	(0.12)	(0.28)	(4.35)	(4.35)
Year Ended 3/31/2019	$15.16	(0.20)	1.16	0.96	(3.12)	(3.12)
Year Ended 3/31/2018	$13.99	(0.18)	3.12	2.94	(1.77)	(1.77)
Year Ended 3/31/2017	$13.53	(0.21)	2.48	2.27	(1.81)	(1.81)
Institutional Class
Year Ended 3/31/2021	$10.97	(0.06)	7.39	7.33	(3.67)	(3.67)
Year Ended 3/31/2020	$15.61	(0.06)	(0.23)	(0.29)	(4.35)	(4.35)
Year Ended 3/31/2019	$17.45	(0.07)	1.39	1.32	(3.16)	(3.16)
Year Ended 3/31/2018	$15.78	(0.03)	3.53	3.50	(1.83)	(1.83)
Year Ended 3/31/2017	$14.89	(0.07)	2.77	2.70	(1.81)	(1.81)
Institutional 2 Class
Year Ended 3/31/2021	$11.62	(0.04)	7.85	7.81	(3.68)	(3.68)
Year Ended 3/31/2020	$16.27	(0.05)	(0.25)	(0.30)	(4.35)	(4.35)
Year Ended 3/31/2019	$18.05	(0.06)	1.45	1.39	(3.17)	(3.17)
Year Ended 3/31/2018	$16.25	(0.02)	3.66	3.64	(1.84)	(1.84)
Year Ended 3/31/2017	$15.27	(0.05)	2.84	2.79	(1.81)	(1.81)
Institutional 3 Class
Year Ended 3/31/2021	$11.83	(0.04)	8.00	7.96	(3.69)	(3.69)
Year Ended 3/31/2020	$16.48	(0.04)	(0.26)	(0.30)	(4.35)	(4.35)
Year Ended 3/31/2019	$18.23	(0.05)	1.47	1.42	(3.17)	(3.17)
Year Ended 3/31/2018	$16.40	(0.03)	3.71	3.68	(1.85)	(1.85)
Year Ended 3/31/2017	$15.39	(0.04)	2.86	2.82	(1.81)	(1.81)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 3/31/2021	$13.58	70.22%	1.11%(c)	1.07%(c),(d)	(0.63%)	31%	$244,546
Year Ended 3/31/2020	$10.37	(4.31%)	1.12%(c)	1.12%(c),(d)	(0.71%)	22%	$151,807
Year Ended 3/31/2019	$15.01	8.79%	1.07%(c)	1.07%(c),(d)	(0.67%)	27%	$220,858
Year Ended 3/31/2018	$16.93	23.42%	1.08%(e)	1.08%(d),(e)	(0.50%)	44%	$409,344
Year Ended 3/31/2017	$15.36	19.42%	1.08%	1.08%(d)	(0.71%)	35%	$856,339
Advisor Class
Year Ended 3/31/2021	$15.53	70.74%	0.86%(c)	0.83%(c),(d)	(0.39%)	31%	$18,638
Year Ended 3/31/2020	$11.50	(4.10%)	0.87%(c)	0.87%(c),(d)	(0.46%)	22%	$19,707
Year Ended 3/31/2019	$16.16	9.04%	0.82%(c)	0.82%(c),(d)	(0.42%)	27%	$33,403
Year Ended 3/31/2018	$17.96	23.76%	0.83%(e)	0.83%(d),(e)	(0.29%)	44%	$61,176
Year Ended 3/31/2017	$16.18	19.72%	0.83%	0.83%(d)	(0.46%)	35%	$27,302
Class C
Year Ended 3/31/2021	$10.15	69.06%	1.86%(c)	1.83%(c),(d)	(1.39%)	31%	$60,193
Year Ended 3/31/2020	$8.37	(5.04%)	1.88%(c)	1.88%(c),(d)	(1.46%)	22%	$55,584
Year Ended 3/31/2019	$13.00	7.93%	1.83%(c)	1.83%(c),(d)	(1.42%)	27%	$90,268
Year Ended 3/31/2018	$15.16	22.55%	1.83%(e)	1.83%(d),(e)	(1.24%)	44%	$128,181
Year Ended 3/31/2017	$13.99	18.52%	1.83%	1.83%(d)	(1.46%)	35%	$160,526
Institutional Class
Year Ended 3/31/2021	$14.63	70.79%	0.86%(c)	0.83%(c),(d)	(0.39%)	31%	$1,003,322
Year Ended 3/31/2020	$10.97	(4.12%)	0.87%(c)	0.87%(c),(d)	(0.46%)	22%	$744,099
Year Ended 3/31/2019	$15.61	9.08%	0.83%(c)	0.83%(c),(d)	(0.42%)	27%	$1,311,174
Year Ended 3/31/2018	$17.45	23.66%	0.83%(e)	0.83%(d),(e)	(0.20%)	44%	$1,471,337
Year Ended 3/31/2017	$15.78	19.77%	0.83%	0.83%(d)	(0.46%)	35%	$2,661,832
Institutional 2 Class
Year Ended 3/31/2021	$15.75	71.00%	0.77%(c)	0.73%(c)	(0.29%)	31%	$209,540
Year Ended 3/31/2020	$11.62	(4.00%)	0.77%(c)	0.75%(c)	(0.34%)	22%	$144,651
Year Ended 3/31/2019	$16.27	9.14%	0.73%(c)	0.72%(c)	(0.32%)	27%	$166,669
Year Ended 3/31/2018	$18.05	23.87%	0.73%(e)	0.72%(e)	(0.14%)	44%	$753,356
Year Ended 3/31/2017	$16.25	19.87%	0.71%	0.71%	(0.34%)	35%	$711,730
Institutional 3 Class
Year Ended 3/31/2021	$16.10	70.96%	0.72%(c)	0.69%(c)	(0.24%)	31%	$573,613
Year Ended 3/31/2020	$11.83	(3.93%)	0.72%(c)	0.71%(c)	(0.30%)	22%	$550,287
Year Ended 3/31/2019	$16.48	9.24%	0.69%(c)	0.68%(c)	(0.27%)	27%	$835,068
Year Ended 3/31/2018	$18.23	23.86%	0.68%(e)	0.68%(e)	(0.20%)	44%	$1,239,700
Year Ended 3/31/2017	$16.40	19.91%	0.67%	0.67%	(0.22%)	35%	$190,421
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 3/31/2021	$9.21	(0.10)	6.12	6.02	(3.62)	(3.62)
Year Ended 3/31/2020	$13.83	(0.11)	(0.16)	(0.27)	(4.35)	(4.35)
Year Ended 3/31/2019	$15.87	(0.14)	1.24	1.10	(3.14)	(3.14)
Year Ended 3/31/2018	$14.51	(0.11)	3.24	3.13	(1.77)	(1.77)
Year Ended 3/31/2017	$13.90	(0.14)	2.56	2.42	(1.81)	(1.81)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 3/31/2021	$11.61	69.94%	1.36%(c)	1.32%(c),(d)	(0.88%)	31%	$12,146
Year Ended 3/31/2020	$9.21	(4.59%)	1.38%(c)	1.38%(c),(d)	(0.97%)	22%	$8,892
Year Ended 3/31/2019	$13.83	8.53%	1.33%(c)	1.33%(c),(d)	(0.92%)	27%	$9,830
Year Ended 3/31/2018	$15.87	23.09%	1.33%(e)	1.33%(d),(e)	(0.75%)	44%	$12,263
Year Ended 3/31/2017	$14.51	19.13%	1.33%	1.33%(d)	(0.96%)	35%	$13,963
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Growth Fund | Annual Report 2021	19

Notes to Financial Statements
March 31, 2021
Note 1. Organization
Columbia Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Select Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Select Large Cap Growth Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
March 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2021 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
22	Columbia Select Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to August 1, 2020, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended March 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.15
Class C	0.15
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $460.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Columbia Select Large Cap Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
March 31, 2021
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended March 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	234,257
Class C	—	1.00(b)	1,998

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	August 1, 2020 through July 31, 2021	Prior to August 1, 2020
Class A	1.10%	1.15%
Advisor Class	0.85	0.90
Class C	1.85	1.90
Institutional Class	0.85	0.90
Institutional 2 Class	0.72	0.78
Institutional 3 Class	0.67	0.74
Class R	1.35	1.40
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, prior to August 1, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Select Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
At March 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
10,892,929	(10,892,929)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2021			Year Ended March 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,322,145	494,024,519	505,346,664	—	696,728,608	696,728,608
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
48,181,003	321,859,268	—	1,123,846,214
At March 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
992,788,590	1,158,585,591	(34,739,377)	1,123,846,214
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $637,527,294 and $1,214,200,287, respectively, for the year ended March 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
Columbia Select Large Cap Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
March 31, 2021
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended March 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	42,000,000	0.74	1
Lender	1,240,000	0.73	5
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at March 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended March 31, 2021.
Note 9. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies
26	Columbia Select Large Cap Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers
Columbia Select Large Cap Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
March 31, 2021
for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At March 31, 2021, one unaffiliated shareholder of record owned 28.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 22.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Large Cap Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Select Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 20, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Large Cap Growth Fund | Annual Report 2021	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
15.66%	14.66%	$676,431,632
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
30	Columbia Select Large Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Select Large Cap Growth Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
32	Columbia Select Large Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Select Large Cap Growth Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Select Large Cap Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Select Large Cap Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36	Columbia Select Large Cap Growth Fund | Annual Report 2021

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
Columbia Select Large Cap Growth Fund | Annual Report 2021	37

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Columbia Select Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN215_03_L01_(05/21)

Annual Report
March 31, 2021
Multi-Manager Growth Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Growth Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Growth Strategies Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Columbia Management Investment Advisers, LLC
Thomas Galvin, CFA
Richard Carter
Todd Herget
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari, CFA
Los Angeles Capital Management LLC
Thomas Stevens, CFA
Hal Reynolds, CFA
Daniel Allen, CFA
Daniel Arche, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	61.13	19.94	15.91
Institutional 3 Class*	12/18/19	61.23	19.94	15.92
Russell 1000 Growth Index		62.74	21.05	17.60
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017. Returns shown for periods prior to the inception date of the Fund’s Institutional 3 Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 through January 2, 2017 and the returns of the Institutional Class shares from January 3, 2017 through December 17, 2019. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Growth Strategies Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Growth Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at March 31, 2021)
Communication Services	13.5
Consumer Discretionary	16.5
Consumer Staples	4.3
Energy	0.6
Financials	2.9
Health Care	16.4
Industrials	7.2
Information Technology	37.6
Materials	1.0
Real Estate	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Growth Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Loomis, Sayles & Company, L.P. (Loomis Sayles) and Los Angeles Capital Management LLC (Los Angeles Capital). As of March 31, 2021, CMIA, Loomis Sayles and Los Angeles Capital managed approximately 29.21%, 34.89% and 35.90% of the portfolio, respectively
For the 12-month period that ended March 31, 2021, the Fund’s Institutional Class shares returned 61.13%. The Fund slightly underperformed its benchmark, the Russell 1000 Growth Index, which returned 62.74% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended March 31, 2021, rebounding from the sharp COVID-19-driven market decline in March 2020. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility around headlines about increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. The passage of a fiscal stimulus package, together with a proposed $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook. Businesses most harmed by the COVID-19 pandemic rebounded on the successful rollout of vaccines, a commitment by central banks to maintain low rates and the expansion of global stimulus programs. In combination, these factors helped the benchmark finish March 2021 just short of its all-time high.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. Within the benchmark, performance for the period was led by the energy, communication services and information technology sectors, while real estate, utilities and consumer staples were the biggest laggards.
CMIA
During the 12-months ended March 31, 2021, our portion of the Fund’s portfolio outperformed the benchmark.
The Fund’s most notable contributors
•	The Fund’s outperformance was driven by strong broad-based stock selection, particularly within the health care and information technology sectors.
•	Within health care:
○	Align Technology shares surged after delivering strong results, as sales of its leading Invisalign products snapped back sharply with the “Zoom” effect creating demand for better personal appearances and straighter teeth.
○	Exact Sciences, best known for its non-invasive colorectal cancer screen Cologuard, released compelling data for its liquid biopsy multi-cancer tests and delivered a strong quarter, beating revenue expectations. Exact Sciences also announced its plan to acquire Thrive Early Detection, which could help the firm further advance its plans to attack the liquid biopsy cancer screening market.
•	Within information technology:
○	Square was a notable contributor, as the firm’s seller ecosystem continued to recover, and its Cash app growth accelerated to 140% year over year.
○	PayPal shares rallied as the firm benefited from the consumer spending shift to ecommerce platforms. PayPal highlighted an acceleration of its business model, with more than double the number of new users as compared to pre-COVID levels, with strong new user engagement.
Multi-Manager Growth Strategies Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
○	Semi-cap equipment company Applied Materials performed well and was a notable contributor to the Fund after beating earnings estimates and raising forward guidance. The firm noted improving fundamentals in the memory market, increasing demand for 5G phones and networking infrastructure. Given Applied Materials strong run, we sold our position later in the period as it came within 10% of our price target.
The Fund’s most notable detractors
•	Stock selection within the consumer discretionary sector was the largest detractor.
•	The Fund’s position in Alibaba Group Holding, China’s ecommerce leader, weighed on relative results. Alibaba shares came under pressure as the planned initial public offering (IPO) of Ant Financial, which Alibaba owns a third of, was delayed after the IPO came under regulatory scrutiny in China. In December, the Chinese government additionally launched an antitrust probe into Alibaba, which further weighed on investor sentiment. Given this changing regulatory environment and our lack of visibility on the ultimate outcome, we felt it prudent to exit the position.
•	Also in consumer discretionary, not owning some of the more consumer oriented, traditional retailers that may benefit from the increased stimulus package and reopening of the economy detracted.
•	The Fund’s positions in Bristol-Myers Squibb and genomic sequencing leader Illumina, while positive, did not keep pace in the health care sector and detracted from relative results.
•	Additionally, not owning positions in Tesla Inc. or Apple were headwinds from the Fund’s relative results as they both delivered strong gains for the benchmark.
Loomis Sayles
During the 12-months ended March 31, 2021, our portion of the Fund’s portfolio underperformed the benchmark.
The most notable contributors in our portion of the portfolio
•	Security selection in the industrials, communication services and consumer staples sectors contributed most to our portion of the Fund’s portfolio’s relative performance during the period.
•	Allocations to the consumer discretionary, energy, and communication services sectors, contributed positively to relative return.
•	Individual securities that contributed most to our portion of the Fund’s portfolio included U.S. agricultural machinery manufacturer Deere & Co., U.S. specialized semiconductor provider NVIDIA Corp. and U.S.-based multinational pharmaceutical company Merck & Co., Inc.
The most notable detractors in our portion of the portfolio
•	Security selection in the consumer discretionary, information technology and health care sectors detracted most from our portion of the Fund’s portfolio’s relative performance during the period.
•	Allocations to the information technology, health care, financials, consumer staples, and industrials sectors, also weighed on relative returns.
•	Individual securities that detracted most from our portion of the Fund’s portfolio included Chinese e-commerce company Alibaba Group Holding Ltd., Swiss healthcare company Roche Holding AG and U.S. biotech company Regeneron Pharmaceuticals, Inc.
•	Not owning Apple Inc. and Tesla, Inc. during the period accounted for roughly 50% of our relative underperformance. Neither company is in our portfolio because they do not meet our quality-growth-valuation investment criteria.
•	We look to invest in what we believe to be high quality businesses with sustainable competitive advantages and profitable growth when they are trading at significant discounts to our estimates of intrinsic value. Quality, fundamentals and valuation are the hallmarks of our strategy. During the latter nine months of 2020, we saw significant rallies in a number of lower quality companies that were mostly in the information technology, consumer discretionary and health
6	Multi-Manager Growth Strategies Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
care sectors. Because our disciplined quality-growth-valuation investment process leads us to avoid these largely lower quality companies, the outperformance of these companies served as an additional headwind to our portion of the portfolio’s relative performance during the period.
Los Angeles Capital
During the 12-months ended March 31, 2021, our portion of the Fund’s portfolio outperformed the benchmark.
The most notable contributors in our portion of the portfolio
•	Stock selection within the technology and basic materials sectors contributed to our portion of the portfolio’s performance relative to the benchmark during the period.
•	Our portion of the Fund embraced technology-oriented businesses, which thrived as economic activity transitioned to the digital world during the COVID-19 pandemic.
•	An underweight to the real estate sector, which lagged during the period with the significant impairment of the physical economy during the pandemic, also contributed to the Fund’s relative performance.
•	Individual securities that had the largest positive impact on our portion of the Fund’s portfolios were semiconductor capital equipment company Applied Materials Inc., semiconductor company NVIDIA Corp. and communications technology company Zoom Video Communications, Inc.
○	We believe all three companies exhibited elements of organic growth, stronger earnings quality and positive analyst sentiment – characteristics which investors rewarded.
The most notable detractors in our portion of the portfolio
•	Detracting most from relative performance in our portion of the Fund were the consumer cyclicals, consumer staples and transportation sectors. While all three sectors returned positive absolute results for our portion of the Fund, a relative underweight in each weighed on results versus the benchmark.
•	Individual securities detracting most from relative results in our portion of the portfolio included semiconductor company Broadcom, Inc., package delivery company United Parcel Service and travel technology company Booking Holdings, Inc.
○	While all three stocks provided absolute returns to our portion of the portfolio, an average underweight in each weighed on results as compared to the benchmark.
○	We did not favor these stocks in the recent period in part due to their rich valuations and larger market capitalizations. We believe smaller sized businesses within the benchmark often have more flexible business operations and are better poised to benefit during an economic recovery. The market looked beyond these attributes, however, and rewarded these companies.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of convertible securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Growth Strategies Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2020 — March 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,122.80	1,021.54	3.60	3.43	0.68
Institutional 3 Class	1,000.00	1,000.00	1,123.00	1,021.94	3.18	3.02	0.60
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
From time to time, the Investment Manager and its affiliates may waive fees and/or reimburse certain expenses of the Fund so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not waived fees and/or reimbursed the expenses of the Fund during the six months ended March 31, 2021, the annualized expense ratio would have been 0.74% for Institutional Class. The actual expenses paid would have been $3.92 for Institutional Class and the hypothetical expenses paid would have been $3.73 for Institutional Class.
Other share classes may have had expense waiver/reimbursement changes; however, the changes were not considered material.
8	Multi-Manager Growth Strategies Fund | Annual Report 2021

Portfolio of Investments
March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Communication Services 13.3%
Entertainment 3.0%
Activision Blizzard, Inc.	416,299	38,715,807
Electronic Arts, Inc.	9,136	1,236,740
Netflix, Inc.(a)	27,816	14,510,495
Roku, Inc.(a)	4,255	1,386,151
Take-Two Interactive Software, Inc.(a)	42,915	7,583,081
Walt Disney Co. (The)(a)	271,134	50,029,646
Total		113,461,920
Interactive Media & Services 10.1%
Alphabet, Inc., Class A(a)	38,339	79,074,954
Alphabet, Inc., Class C(a)	38,468	79,576,059
Facebook, Inc., Class A(a)	672,257	197,999,854
Match Group, Inc.(a)	216,737	29,775,329
Pinterest, Inc., Class A(a)	21,560	1,596,087
Zillow Group, Inc., Class C(a)	19,725	2,557,149
Total		390,579,432
Media 0.2%
Altice U.S.A., Inc., Class A(a)	19,462	633,099
Cable One, Inc.	839	1,533,994
Nexstar Media Group, Inc., Class A	49,501	6,951,425
Total		9,118,518
Total Communication Services		513,159,870
Consumer Discretionary 16.2%
Auto Components 0.1%
BorgWarner, Inc.	94,117	4,363,264
Automobiles 1.0%
Tesla Motors, Inc.(a)	57,939	38,699,196
Distributors 0.4%
Pool Corp.	46,301	15,984,957
Diversified Consumer Services 0.5%
H&R Block, Inc.	31,196	680,073
New Oriental Education & Technology Group, Inc., ADR(a)	1,256,500	17,591,000
Total		18,271,073
Common Stocks (continued)
Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure 1.7%
Starbucks Corp.	329,241	35,976,164
Wynn Resorts Ltd.(a)	4,923	617,196
Yum China Holdings, Inc.	205,799	12,185,359
Yum! Brands, Inc.	154,316	16,693,905
Total		65,472,624
Household Durables 0.1%
Tempur Sealy International, Inc.	34,555	1,263,331
Internet & Direct Marketing Retail 9.3%
Alibaba Group Holding Ltd., ADR(a)	255,450	57,918,178
Amazon.com, Inc.(a)	72,990	225,836,899
Booking Holdings, Inc.(a)	18,483	43,062,433
Chewy, Inc., Class A(a)	256,969	21,767,844
eBay, Inc.	151,298	9,265,490
Etsy, Inc.(a)	11,491	2,317,390
Total		360,168,234
Leisure Products 0.0%
Mattel, Inc.(a)	32,002	637,480
Multiline Retail 0.6%
Dollar General Corp.	36,400	7,375,368
Dollar Tree, Inc.(a)	124,096	14,204,028
Target Corp.	12,956	2,566,195
Total		24,145,591
Specialty Retail 1.3%
AutoZone, Inc.(a)	2,337	3,281,849
Carvana Co.(a)	2,477	649,965
Home Depot, Inc. (The)	59,282	18,095,830
Leslie’s, Inc.(a)	55,039	1,347,905
Lowe’s Companies, Inc.	78,181	14,868,463
O’Reilly Automotive, Inc.(a)	5,730	2,906,543
Ross Stores, Inc.	31,417	3,767,212
TJX Companies, Inc. (The)	17,817	1,178,595
Tractor Supply Co.	28,186	4,991,177
Total		51,087,539
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
March 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.2%
NIKE, Inc., Class B	350,525	46,581,267
Total Consumer Discretionary		626,674,556
Consumer Staples 4.3%
Beverages 1.5%
Coca-Cola Co. (The)	82,196	4,332,551
Monster Beverage Corp.(a)	577,610	52,614,495
Total		56,947,046
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	125,896	44,375,822
Sprouts Farmers Market, Inc.(a)	252,075	6,710,236
Sysco Corp.	22,008	1,732,910
Total		52,818,968
Food Products 0.0%
Kellogg Co.	12,456	788,465
Household Products 0.7%
Church & Dwight Co., Inc.	21,137	1,846,317
Clorox Co. (The)	3,817	736,223
Colgate-Palmolive Co.	231,661	18,261,837
Procter & Gamble Co. (The)	59,005	7,991,047
Total		28,835,424
Personal Products 0.6%
Estee Lauder Companies, Inc. (The), Class A	70,280	20,440,938
Herbalife Nutrition Ltd.(a)	70,250	3,116,290
Total		23,557,228
Tobacco 0.1%
Altria Group, Inc.	52,242	2,672,701
Total Consumer Staples		165,619,832
Energy 0.6%
Energy Equipment & Services 0.5%
Schlumberger NV	728,563	19,809,628
Oil, Gas & Consumable Fuels 0.1%
Cheniere Energy, Inc.(a)	15,535	1,118,675
Equitrans Midstream Corp.	164,056	1,338,697
Total		2,457,372
Total Energy		22,267,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 2.9%
Capital Markets 2.7%
Apollo Global Management, Inc.	14,104	663,029
Cboe Global Markets, Inc.	16,565	1,634,800
Factset Research Systems, Inc.	59,027	18,215,142
MSCI, Inc.	104,797	43,939,286
S&P Global, Inc.	25,336	8,940,314
SEI Investments Co.	372,666	22,706,540
Virtu Financial, Inc. Class A	215,827	6,701,428
Total		102,800,539
Consumer Finance 0.1%
SLM Corp.	205,645	3,695,441
Insurance 0.1%
Aon PLC, Class A	1,357	312,259
Lincoln National Corp.	35,098	2,185,552
Marsh & McLennan Companies, Inc.	16,876	2,055,497
Total		4,553,308
Total Financials		111,049,288
Health Care 16.1%
Biotechnology 3.0%
AbbVie, Inc.	83,428	9,028,578
Amgen, Inc.	18,313	4,556,458
BioMarin Pharmaceutical, Inc.(a)	224,243	16,932,589
Exact Sciences Corp.(a)	233,949	30,829,799
Moderna, Inc.(a)	18,617	2,437,896
Neurocrine Biosciences, Inc.(a)	13,771	1,339,230
Regeneron Pharmaceuticals, Inc.(a)	69,125	32,705,803
Sarepta Therapeutics, Inc.(a)	172,765	12,876,175
Vertex Pharmaceuticals, Inc.(a)	20,221	4,345,291
Total		115,051,819
Health Care Equipment & Supplies 4.2%
Abbott Laboratories	72,798	8,724,112
ABIOMED, Inc.(a)	82,888	26,418,892
Align Technology, Inc.(a)	61,552	33,332,255
DexCom, Inc.(a)	14,031	5,042,601
Edwards Lifesciences Corp.(a)	304,977	25,508,276
Hologic, Inc.(a)	75,598	5,622,979
IDEXX Laboratories, Inc.(a)	70,596	34,543,329

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Growth Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Intuitive Surgical, Inc.(a)	20,833	15,394,337
Quidel Corp.(a)	24,166	3,091,556
ResMed, Inc.	26,870	5,213,318
Total		162,891,655
Health Care Providers & Services 2.4%
Anthem, Inc.	24,164	8,673,668
Cardinal Health, Inc.	39,661	2,409,406
Centene Corp.(a)	31,049	1,984,342
Chemed Corp.	1,247	573,395
Cigna Corp.	7,167	1,732,551
HCA Healthcare, Inc.	26,636	5,016,624
Humana, Inc.	18,411	7,718,812
McKesson Corp.	69,924	13,637,977
Molina Healthcare, Inc.(a)	13,107	3,063,892
UnitedHealth Group, Inc.	126,704	47,142,757
Total		91,953,424
Health Care Technology 0.5%
Cerner Corp.	268,268	19,283,104
Life Sciences Tools & Services 1.9%
Illumina, Inc.(a)	156,081	59,944,469
Repligen Corp.(a)	8,912	1,732,582
Thermo Fisher Scientific, Inc.	18,586	8,482,278
Waters Corp.(a)	17,676	5,022,989
Total		75,182,318
Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	527,578	33,305,999
Eli Lilly and Co.	130,950	24,464,079
Johnson & Johnson	28,122	4,621,851
Merck & Co., Inc.	70,781	5,456,507
Novartis AG, ADR	477,271	40,797,125
Novo Nordisk A/S, ADR	161,964	10,919,613
Roche Holding AG, ADR	765,282	31,047,491
Royalty Pharma PLC, Class A	156,245	6,815,407
Zoetis, Inc.	9,174	1,444,721
Total		158,872,793
Total Health Care		623,235,113
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 7.1%
Aerospace & Defense 1.9%
Boeing Co. (The)(a)	265,826	67,711,199
Lockheed Martin Corp.	17,266	6,379,787
Total		74,090,986
Air Freight & Logistics 1.0%
Expeditors International of Washington, Inc.	335,745	36,156,379
United Parcel Service, Inc., Class B	12,378	2,104,136
Total		38,260,515
Building Products 0.7%
Trane Technologies PLC	161,810	26,789,264
Commercial Services & Supplies 0.0%
Cintas Corp.	4,631	1,580,607
Electrical Equipment 0.2%
Bloom Energy Corp., Class A(a)	329,266	8,906,645
Industrial Conglomerates 0.0%
3M Co.	3,138	604,630
Machinery 1.9%
Deere & Co.	182,967	68,455,273
Illinois Tool Works, Inc.	17,480	3,872,170
Total		72,327,443
Professional Services 0.6%
Booz Allen Hamilton Holdings Corp.	118,897	9,574,775
CoStar Group, Inc.(a)	14,574	11,978,225
Total		21,553,000
Road & Rail 0.8%
Old Dominion Freight Line, Inc.	40,943	9,843,106
Uber Technologies, Inc.(a)	374,170	20,396,007
Total		30,239,113
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	1,816	728,089
Total Industrials		275,080,292

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
March 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 37.0%
Communications Equipment 0.7%
Arista Networks, Inc.(a)	2,190	661,139
Cisco Systems, Inc.	501,480	25,931,531
Motorola Solutions, Inc.	7,524	1,414,888
Total		28,007,558
Electronic Equipment, Instruments & Components 0.4%
CDW Corp.	45,195	7,491,071
Dolby Laboratories, Inc., Class A	16,102	1,589,589
Jabil, Inc.	111,598	5,820,952
Total		14,901,612
IT Services 7.8%
Accenture PLC, Class A	50,754	14,020,793
Automatic Data Processing, Inc.	54,369	10,246,925
Cognizant Technology Solutions Corp., Class A	19,367	1,512,950
Gartner, Inc.(a)	25,948	4,736,807
Genpact Ltd.	120,203	5,147,093
GoDaddy, Inc., Class A(a)	89,414	6,940,315
MasterCard, Inc., Class A	87,052	30,994,865
Paychex, Inc.	27,703	2,715,448
PayPal Holdings, Inc.(a)	218,674	53,102,794
Square, Inc., Class A(a)	117,642	26,710,616
Twilio, Inc., Class A(a)	2,321	790,904
Visa, Inc., Class A	656,430	138,985,924
Western Union Co. (The)	211,611	5,218,327
Total		301,123,761
Semiconductors & Semiconductor Equipment 6.8%
Advanced Micro Devices, Inc.(a)	177,637	13,944,504
Applied Materials, Inc.	125,990	16,832,264
Enphase Energy, Inc.(a)	4,304	697,937
KLA Corp.	15,340	5,068,336
Lam Research Corp.	15,055	8,961,338
Monolithic Power Systems, Inc.	9,863	3,483,710
NVIDIA Corp.	275,362	147,024,033
QUALCOMM, Inc.	380,770	50,486,294
Teradyne, Inc.	37,909	4,612,767
Common Stocks (continued)
Issuer	Shares	Value ($)
Texas Instruments, Inc.	33,876	6,402,225
Universal Display Corp.	18,980	4,493,895
Total		262,007,303
Software 17.5%
Adobe, Inc.(a)	135,181	64,260,992
Alteryx, Inc., Class A(a)	7,966	660,859
Aspen Technology, Inc.(a)	20,737	2,992,971
Atlassian Corp. PLC, Class A(a)	15,305	3,225,682
Autodesk, Inc.(a)	238,762	66,172,888
Coupa Software, Inc.(a)	6,887	1,752,604
Crowdstrike Holdings, Inc., Class A(a)	5,855	1,068,596
DocuSign, Inc.(a)	71,406	14,456,145
Dropbox, Inc., Class A(a)	173,900	4,636,174
Dynatrace, Inc.(a)	159,914	7,714,251
Fair Isaac Corp.(a)	9,434	4,585,396
Fortinet, Inc.(a)	84,117	15,512,857
HubSpot, Inc.(a)	5,806	2,637,143
Intuit, Inc.	96,966	37,143,796
Microsoft Corp.	753,104	177,559,330
Oracle Corp.	856,138	60,075,203
RingCentral, Inc., Class A(a)	84,642	25,213,159
Salesforce.com, Inc.(a)	402,886	85,359,457
ServiceNow, Inc.(a)	97,217	48,619,194
Splunk, Inc.(a)	171,074	23,177,106
Teradata Corp.(a)	37,146	1,431,607
Trade Desk, Inc. (The), Class A(a)	815	531,103
Workday, Inc., Class A(a)	91,760	22,795,937
Zoom Video Communications, Inc., Class A(a)	19,253	6,185,796
Zscaler, Inc.(a)	3,352	575,438
Total		678,343,684
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	1,146,564	140,052,793
Dell Technologies, Inc.(a)	18,796	1,656,867
NCR Corp.(a)	21,425	813,079
NetApp, Inc.	57,246	4,160,067
Total		146,682,806
Total Information Technology		1,431,066,724

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Growth Strategies Fund | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.0%
Chemicals 0.5%
Sherwin-Williams Co. (The)	28,262	20,857,638
Construction Materials 0.2%
Eagle Materials, Inc.	45,465	6,110,951
Containers & Packaging 0.3%
Amcor PLC	390,130	4,556,718
Berry Global Group, Inc.(a)	35,105	2,155,447
Crown Holdings, Inc.	55,845	5,419,199
Total		12,131,364
Total Materials		39,099,953
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Simon Property Group, Inc.	11,518	1,310,403
Total Real Estate		1,310,403
Total Common Stocks (Cost $2,516,996,799)		3,808,563,031

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.067%(b),(c)	59,455,508	59,449,563
Total Money Market Funds (Cost $59,449,563)		59,449,563
Total Investments in Securities (Cost: $2,576,446,362)		3,868,012,594
Other Assets & Liabilities, Net		(3,662,597)
Net Assets		3,864,349,997

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.067%
	42,353,538	917,183,755	(900,090,394)	2,664	59,449,563	9,484	86,482	59,455,508
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
March 31, 2021
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	513,159,870	—	—	513,159,870
Consumer Discretionary	626,674,556	—	—	626,674,556
Consumer Staples	165,619,832	—	—	165,619,832
Energy	22,267,000	—	—	22,267,000
Financials	111,049,288	—	—	111,049,288
Health Care	592,187,622	31,047,491	—	623,235,113
Industrials	275,080,292	—	—	275,080,292
Information Technology	1,431,066,724	—	—	1,431,066,724
Materials	39,099,953	—	—	39,099,953
Real Estate	1,310,403	—	—	1,310,403
Total Common Stocks	3,777,515,540	31,047,491	—	3,808,563,031
Money Market Funds	59,449,563	—	—	59,449,563
Total Investments in Securities	3,836,965,103	31,047,491	—	3,868,012,594
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Growth Strategies Fund | Annual Report 2021

Statement of Assets and Liabilities
March 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,516,996,799)	$3,808,563,031
Affiliated issuers (cost $59,449,563)	59,449,563
Receivable for:
Investments sold	18,117,900
Capital shares sold	6,504,568
Dividends	1,008,898
Foreign tax reclaims	505,464
Expense reimbursement due from Investment Manager	8,327
Prepaid expenses	52,161
Trustees’ deferred compensation plan	182,697
Total assets	3,894,392,609
Liabilities
Payable for:
Investments purchased	25,822,524
Capital shares purchased	3,587,879
Management services fees	68,453
Transfer agent fees	256,912
Compensation of board members	7,887
Compensation of chief compliance officer	274
Other expenses	115,986
Trustees’ deferred compensation plan	182,697
Total liabilities	30,042,612
Net assets applicable to outstanding capital stock	$3,864,349,997
Represented by
Paid in capital	2,337,446,649
Total distributable earnings (loss)	1,526,903,348
Total - representing net assets applicable to outstanding capital stock	$3,864,349,997
Institutional Class
Net assets	$3,864,346,764
Shares outstanding	199,830,060
Net asset value per share	$19.34
Institutional 3 Class
Net assets	$3,233
Shares outstanding	167
Net asset value per share(a)	$19.32

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2021	15

Statement of Operations
Year Ended March 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$23,331,809
Dividends — affiliated issuers	86,482
Foreign taxes withheld	(741,682)
Total income	22,676,609
Expenses:
Management services fees	22,408,065
Transfer agent fees
Institutional Class	3,340,098
Compensation of board members	62,095
Custodian fees	28,774
Printing and postage fees	218,908
Registration fees	108,889
Audit fees	32,250
Legal fees	72,130
Compensation of chief compliance officer	1,089
Other	239,830
Total expenses	26,512,128
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,026,878)
Total net expenses	23,485,250
Net investment loss	(808,641)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	474,580,188
Investments — affiliated issuers	9,484
Net realized gain	474,589,672
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	987,519,744
Investments — affiliated issuers	2,664
Net change in unrealized appreciation (depreciation)	987,522,408
Net realized and unrealized gain	1,462,112,080
Net increase in net assets resulting from operations	$1,461,303,439
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Growth Strategies Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended March 31, 2021	Year Ended March 31, 2020 (a)
Operations
Net investment income (loss)	$(808,641)	$4,063,106
Net realized gain	474,589,672	155,957,421
Net change in unrealized appreciation (depreciation)	987,522,408	(218,835,211)
Net increase (decrease) in net assets resulting from operations	1,461,303,439	(58,814,684)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(438,544)
Institutional Class	(283,001,208)	(124,416,111)
Institutional 3 Class	(250)	(2)
Total distributions to shareholders	(283,001,458)	(124,854,657)
Increase in net assets from capital stock activity	521,193,329	382,758,776
Total increase in net assets	1,699,495,310	199,089,435
Net assets at beginning of year	2,164,854,687	1,965,765,252
Net assets at end of year	$3,864,349,997	$2,164,854,687

	Year Ended		Year Ended
	March 31, 2021		March 31, 2020 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	120	4,074
Distributions reinvested	—	—	30,148	438,387
Redemptions	—	—	(613,169)	(9,517,660)
Net decrease	—	—	(582,901)	(9,075,199)
Institutional Class
Subscriptions	71,543,102	1,204,489,488	52,316,391	760,529,291
Distributions reinvested	16,242,547	283,001,208	8,651,278	124,416,110
Redemptions	(53,897,523)	(966,297,367)	(33,969,098)	(493,113,926)
Net increase	33,888,126	521,193,329	26,998,571	391,831,475
Institutional 3 Class
Subscriptions	—	—	167	2,500
Net increase	—	—	167	2,500
Total net increase	33,888,126	521,193,329	26,415,837	382,758,776

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 3/31/2021	$13.05	(0.00)(c)	7.78	7.78	(0.00)(c)	(1.49)	(1.49)
Year Ended 3/31/2020	$14.09	0.03	(0.23)	(0.20)	(0.02)	(0.82)	(0.84)
Year Ended 3/31/2019	$14.86	0.00(c)	1.50	1.50	—	(2.27)	(2.27)
Year Ended 3/31/2018	$12.89	0.01	2.64	2.65	(0.02)	(0.66)	(0.68)
Year Ended 3/31/2017(e)	$11.74	0.01	1.14	1.15	—	—	—
Institutional 3 Class
Year Ended 3/31/2021	$13.03	0.01	7.77	7.78	(0.00)(c)	(1.49)	(1.49)
Year Ended 3/31/2020(g)	$14.94	0.02	(1.92)	(1.90)	(0.01)	—	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Growth Strategies Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 3/31/2021	$19.34	61.13%	0.78%	0.69%	(0.02%)	45%	$3,864,347
Year Ended 3/31/2020	$13.05	(1.88%)	0.86%(d)	0.76%(d)	0.19%	42%	$2,164,853
Year Ended 3/31/2019	$14.09	11.09%	0.88%(d)	0.88%(d)	0.02%	41%	$1,957,462
Year Ended 3/31/2018	$14.86	21.09%	0.85%	0.85%	0.09%	50%	$2,155,633
Year Ended 3/31/2017(e)	$12.89	9.80%	0.89%(f)	0.89%(f)	0.38%(f)	48%	$2,207,702
Institutional 3 Class
Year Ended 3/31/2021	$19.32	61.23%	0.69%	0.60%	0.07%	45%	$3
Year Ended 3/31/2020(g)	$13.03	(12.69%)	0.74%(d),(f)	0.60%(d),(f)	0.44%(f)	42%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Growth Strategies Fund | Annual Report 2021	19

Notes to Financial Statements
March 31, 2021
Note 1. Organization
Multi-Manager Growth Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
20	Multi-Manager Growth Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Multi-Manager Growth Strategies Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
March 31, 2021
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended March 31, 2021 was 0.66% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Loomis, Sayles & Company, L.P. and Los Angeles Capital Management LLC, each of which subadvises a portion of the assets of the Fund. Prior to January 1, 2021, Los Angeles Capital Management LLC was known as Los Angeles Capital Management and Equity Research, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
22	Multi-Manager Growth Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class. In addition, effective August 1, 2020 through July 31, 2021, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to that share class.
For the year ended March 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.10
Institutional 3 Class	0.01
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through July 31, 2021
Institutional Class	0.74%
Institutional 3 Class	0.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Multi-Manager Growth Strategies Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
March 31, 2021
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement was discontinued on April 20, 2021. Reflected in the contractual cap commitments, effective August 1, 2020 through July 31, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.01% for Institutional 3 Class of the average daily net assets attributable to Institutional 3 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, distribution reclassifications, net operating loss reclassification and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
712,003	(21,993,535)	21,281,532
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2021			Year Ended March 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,007,860	273,993,598	283,001,458	4,599,259	120,255,398	124,854,657
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
66,341,858	178,572,088	—	1,282,184,208
24	Multi-Manager Growth Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
At March 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,585,828,386	1,315,948,594	(33,764,386)	1,282,184,208
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,701,015,798 and $1,475,399,270, respectively, for the year ended March 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended March 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused
Multi-Manager Growth Strategies Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
March 31, 2021
amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended March 31, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
26	Multi-Manager Growth Strategies Fund | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At March 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Growth Strategies Fund | Annual Report 2021	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Growth Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Growth Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 20, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Multi-Manager Growth Strategies Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
36.92%	33.44%	$381,881,848
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Multi-Manager Growth Strategies Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
30	Multi-Manager Growth Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Multi-Manager Growth Strategies Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
32	Multi-Manager Growth Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Growth Strategies Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
34	Multi-Manager Growth Strategies Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Multi-Manager Growth Strategies Fund | Annual Report 2021	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
36	Multi-Manager Growth Strategies Fund | Annual Report 2021

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Multi-Manager Growth Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN117_03_L01_(05/21)

Annual Report
March 31, 2021
Columbia Adaptive Retirement Funds
Columbia Adaptive Retirement 2020 Fund
Columbia Adaptive Retirement 2025 Fund
Columbia Adaptive Retirement 2030 Fund
Columbia Adaptive Retirement 2035 Fund
Columbia Adaptive Retirement 2040 Fund
Columbia Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund
Columbia Adaptive Retirement 2055 Fund
Columbia Adaptive Retirement 2060 Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Funds’ website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Funds, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800.345.6611 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Funds.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Adaptive Retirement Funds  |  Annual Report 2021

Fund at a Glance
Columbia Adaptive Retirement 2020 Fund
Investment objective
Columbia Adaptive Retirement 2020 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Advisor Class	10/24/17	11.14	6.08
Institutional 3 Class	10/24/17	11.14	6.08
Dow Jones Target 2020 Index		15.36	5.39
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2020 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Adaptive Retirement Funds | Annual Report 2021	3

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2020 Fund
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2020 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Alternative Strategies Funds	4.0
Exchange-Traded Equity Funds	4.0
Exchange-Traded Fixed Income Funds	8.0
Money Market Funds	4.2
Multi-Asset/Tactical Strategies Funds	79.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Adaptive Retirement Funds | Annual Report 2021

Fund at a Glance
Columbia Adaptive Retirement 2025 Fund
Investment objective
Columbia Adaptive Retirement 2025 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Advisor Class	04/04/18	13.63	7.69
Institutional 3 Class	04/04/18	13.63	7.69
Dow Jones Target 2025 Index		21.44	6.71
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2025 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Adaptive Retirement Funds | Annual Report 2021	5

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2025 Fund
Performance of a hypothetical $10,000 investment (April 04, 2018 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2025 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Alternative Strategies Funds	4.0
Exchange-Traded Equity Funds	4.0
Exchange-Traded Fixed Income Funds	8.0
Money Market Funds	4.3
Multi-Asset/Tactical Strategies Funds	79.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
6	Columbia Adaptive Retirement Funds | Annual Report 2021

Fund at a Glance
Columbia Adaptive Retirement 2030 Fund
Investment objective
Columbia Adaptive Retirement 2030 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Advisor Class	10/24/17	16.43	7.76
Institutional 3 Class	10/24/17	16.51	7.83
Dow Jones Target 2030 Index		28.72	7.22
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2030 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Adaptive Retirement Funds | Annual Report 2021	7

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2030 Fund
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2030 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Alternative Strategies Funds	4.1
Exchange-Traded Equity Funds	4.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	4.1
Multi-Asset/Tactical Strategies Funds	79.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
8	Columbia Adaptive Retirement Funds | Annual Report 2021

Fund at a Glance
Columbia Adaptive Retirement 2035 Fund
Investment objective
Columbia Adaptive Retirement 2035 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Advisor Class	04/04/18	20.36	10.02
Institutional 3 Class	04/04/18	20.32	10.05
Dow Jones Target 2035 Index		36.56	9.18
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2035 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Adaptive Retirement Funds | Annual Report 2021	9

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2035 Fund
Performance of a hypothetical $10,000 investment (April 04, 2018 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2035 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Alternative Strategies Funds	4.0
Exchange-Traded Equity Funds	4.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	4.2
Multi-Asset/Tactical Strategies Funds	79.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
10	Columbia Adaptive Retirement Funds | Annual Report 2021

Fund at a Glance
Columbia Adaptive Retirement 2040 Fund
Investment objective
Columbia Adaptive Retirement 2040 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Advisor Class	10/24/17	23.95	10.00
Institutional 3 Class	10/24/17	24.10	10.05
Dow Jones Target 2040 Index		44.12	9.89
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2040 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Adaptive Retirement Funds | Annual Report 2021	11

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2040 Fund
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2040 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Alternative Strategies Funds	4.0
Exchange-Traded Equity Funds	4.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	4.3
Multi-Asset/Tactical Strategies Funds	79.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
12	Columbia Adaptive Retirement Funds | Annual Report 2021

Fund at a Glance
Columbia Adaptive Retirement 2045 Fund
Investment objective
Columbia Adaptive Retirement 2045 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Advisor Class	04/04/18	27.94	12.47
Institutional 3 Class	04/04/18	27.96	12.48
Dow Jones Target 2045 Index		50.45	11.12
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2045 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Adaptive Retirement Funds | Annual Report 2021	13

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2045 Fund
Performance of a hypothetical $10,000 investment (April 04, 2018 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2045 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Alternative Strategies Funds	4.0
Exchange-Traded Equity Funds	3.9
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	4.5
Multi-Asset/Tactical Strategies Funds	79.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
14	Columbia Adaptive Retirement Funds | Annual Report 2021

Fund at a Glance
Columbia Adaptive Retirement 2050 Fund
Investment objective
Columbia Adaptive Retirement 2050 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Advisor Class	10/24/17	30.31	11.76
Institutional 3 Class	10/24/17	30.45	11.79
Dow Jones Target 2050 Index		54.62	11.16
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2050 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Adaptive Retirement Funds | Annual Report 2021	15

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2050 Fund
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2050 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Alternative Strategies Funds	4.0
Exchange-Traded Equity Funds	4.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	4.1
Multi-Asset/Tactical Strategies Funds	80.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
16	Columbia Adaptive Retirement Funds | Annual Report 2021

Fund at a Glance
Columbia Adaptive Retirement 2055 Fund
Investment objective
Columbia Adaptive Retirement 2055 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Advisor Class	04/04/18	30.78	13.33
Institutional 3 Class	04/04/18	30.89	13.36
Dow Jones Target 2055 Index		55.99	11.85
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2055 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Adaptive Retirement Funds | Annual Report 2021	17

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2055 Fund
Performance of a hypothetical $10,000 investment (April 04, 2018 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2055 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Alternative Strategies Funds	4.0
Exchange-Traded Equity Funds	4.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	4.2
Multi-Asset/Tactical Strategies Funds	79.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
18	Columbia Adaptive Retirement Funds | Annual Report 2021

Fund at a Glance
Columbia Adaptive Retirement 2060 Fund
Investment objective
Columbia Adaptive Retirement 2060 Fund (the Fund) seeks capital appreciation and current income.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Advisor Class	10/24/17	30.70	11.82
Institutional 3 Class	10/24/17	30.72	11.83
Dow Jones Target 2060 Index		56.00	11.33
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Dow Jones Target 2060 Index is designed to measure total portfolios of stocks, bonds, and cash that automatically adjust over time to reduce potential risk as an investor’s target maturity date approaches.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Adaptive Retirement Funds | Annual Report 2021	19

Fund at a Glance   (continued)
Columbia Adaptive Retirement 2060 Fund
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of Columbia Adaptive Retirement 2060 Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Alternative Strategies Funds	4.0
Exchange-Traded Equity Funds	4.0
Exchange-Traded Fixed Income Funds	7.9
Money Market Funds	4.2
Multi-Asset/Tactical Strategies Funds	79.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
20	Columbia Adaptive Retirement Funds | Annual Report 2021

Manager Discussion of Fund Performance

All returns listed below are for Institutional 3 Class shares for the 12-month period that ended March 31, 2021.
•	Columbia Adaptive Retirement 2020 Fund returned 11.14% for the 12-month period ended March 31, 2021. The Fund underperformed the Dow Jones Target 2020 Index, which returned 15.36% for the same period.
•	Columbia Adaptive Retirement 2025 Fund returned 13.63% for the 12-month period ended March 31, 2021. The Fund underperformed the Dow Jones Target 2025 Index, which returned 21.44% for the same period.
•	Columbia Adaptive Retirement 2030 Fund returned 16.51% for the 12-month period ended March 31, 2021. The Fund underperformed the Dow Jones Target 2030 Index, which returned 28.72% for the same period.
•	Columbia Adaptive Retirement 2035 Fund returned 20.32% for the 12-month period ended March 31, 2021. The Fund underperformed the Dow Jones Target 2035 Index, which returned 36.56% for the same period.
•	Columbia Adaptive Retirement 2040 Fund returned 24.10% for the 12-month period ended March 31, 2021. The Fund underperformed the Dow Jones Target 2040 Index, which returned 44.12% for the same period.
•	Columbia Adaptive Retirement 2045 Fund returned 27.96% for the 12-month period ended March 31, 2021. The Fund underperformed the Dow Jones Target 2045 Index, which returned 50.45% for the same period.
•	Columbia Adaptive Retirement 2050 Fund returned 30.45% for the 12-month period ended March 31, 2021. The Fund underperformed the Dow Jones Target 2050 Index, which returned 54.62% for the same period.
•	Columbia Adaptive Retirement 2055 Fund returned 30.89% for the 12-month period ended March 31, 2021. The Fund underperformed the Dow Jones Target 2055 Index, which returned 55.99% for the same period.
•	Columbia Adaptive Retirement 2060 Fund returned 30.72% for the 12-month period ended March 31, 2021. The Fund underperformed the Dow Jones Target 2060 Index, which returned 56.00% for the same period.
Market overview
U.S. equities delivered substantial gains for the 12-month period ending March 31, 2021, rebounding from the sharp COVID-19-driven market plunge that occurred in March 2020. Quick and unprecedented measures taken by the U.S. Federal Reserve and global policymakers spurred markets to rally from the start of the period through to the end. Liquidity injections from central banks and fiscal stimulus from major governments around the world, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher beginning in late March 2020. Equities have been on an overall positive trend since then, albeit with some spikes in volatility around headlines about increasing COVID-19 cases and stalled talks on further fiscal stimulus. January 2021 saw modest equity market declines and heightened volatility, attributable primarily to the final week of the month when investors grappled with a short squeeze in several companies’ shares.
For the annual reporting period, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities outperforming international equities. Within the U.S. equity market, small-cap equities outperformed large-cap equities.
While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. U.S. Treasuries and other high-quality segments of the fixed-income market prevailed early in the annual reporting period, serving as a ballast when markets were selling off in the wake of the COVID-19 crisis. As markets rebounded, riskier segments of the fixed-income market, like high-yield bonds, were rewarded and higher quality securities sold off. The commodities market saw overall pickups in demand and posted strong returns for the annual period, despite crude oil prices reaching new all-time lows, and West Texas Intermediate futures closing in negative territory for the first time ever, in April 2020.
Columbia Adaptive Retirement Funds | Annual Report 2021	21

Manager Discussion of Fund Performance  (continued)

The Funds’ notable detractors during the period
•	While all Funds across the Adaptive Retirement Series posted positive double-digit returns for the reporting period, the Funds’ underweight allocation to equities and overweight to fixed income relative to their respective Dow Jones benchmarks was a detractor to performance during a period when equity markets generally outperformed fixed-income markets.
•	The Funds’ defensive positioning in the capital preservation market state during April and May 2020 detracted from performance, as the Funds did not fully participate in the rebound in equity markets following the COVID-19 pandemic market induced sell-off.
The Funds’ notable contributors during the period
•	Overall, diversification contributed positively to performance across all Funds in the series.
•	The Funds’ allocation to spread assets, especially high-yield corporate bonds, aided performance.
•	The Funds’ allocation to inflation-hedging assets, driven by commodities exposure, contributed positively to performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The principal value of the Funds’ is not guaranteed at any time, including the target date. The Funds’ investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Funds’ to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Funds’, negatively impacting its performance and NAV. Falling rates may result in the Funds’ investing in lower yielding debt instruments, lowering the Funds income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Funds sells a holding, the greater the risk of loss or decline of value to the fund. The Funds’ use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Like real estate, REITs are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. See the Funds’ prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
22	Columbia Adaptive Retirement Funds | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective expenses paid during the period” column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2020 — March 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Adaptive Retirement 2020 Fund
Advisor Class	1,000.00	1,000.00	1,039.50	1,022.69	2.29	2.27	0.45	2.64	2.62	0.52
Institutional 3 Class	1,000.00	1,000.00	1,039.50	1,022.79	2.19	2.17	0.43	2.54	2.52	0.50
Columbia Adaptive Retirement 2025 Fund
Advisor Class	1,000.00	1,000.00	1,053.60	1,022.69	2.30	2.27	0.45	2.66	2.62	0.52
Institutional 3 Class	1,000.00	1,000.00	1,053.60	1,022.79	2.20	2.17	0.43	2.56	2.52	0.50
Columbia Adaptive Retirement 2030 Fund
Advisor Class	1,000.00	1,000.00	1,070.60	1,022.19	2.84	2.77	0.55	3.20	3.13	0.62
Institutional 3 Class	1,000.00	1,000.00	1,070.30	1,022.79	2.22	2.17	0.43	2.58	2.52	0.50
Columbia Adaptive Retirement 2035 Fund
Advisor Class	1,000.00	1,000.00	1,091.10	1,022.39	2.66	2.57	0.51	3.02	2.92	0.58
Institutional 3 Class	1,000.00	1,000.00	1,090.90	1,022.79	2.24	2.17	0.43	2.61	2.52	0.50
Columbia Adaptive Retirement Funds | Annual Report 2021	23

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
October 1, 2020 — March 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Adaptive Retirement 2040 Fund
Advisor Class	1,000.00	1,000.00	1,110.80	1,022.44	2.63	2.52	0.50	3.00	2.87	0.57
Institutional 3 Class	1,000.00	1,000.00	1,111.20	1,022.79	2.26	2.17	0.43	2.63	2.52	0.50
Columbia Adaptive Retirement 2045 Fund
Advisor Class	1,000.00	1,000.00	1,132.50	1,022.54	2.55	2.42	0.48	2.92	2.77	0.55
Institutional 3 Class	1,000.00	1,000.00	1,132.70	1,022.79	2.29	2.17	0.43	2.66	2.52	0.50
Columbia Adaptive Retirement 2050 Fund
Advisor Class	1,000.00	1,000.00	1,144.10	1,022.49	2.62	2.47	0.49	2.99	2.82	0.56
Institutional 3 Class	1,000.00	1,000.00	1,145.30	1,022.79	2.30	2.17	0.43	2.67	2.52	0.50
Columbia Adaptive Retirement 2055 Fund
Advisor Class	1,000.00	1,000.00	1,147.80	1,022.59	2.52	2.37	0.47	2.89	2.72	0.54
Institutional 3 Class	1,000.00	1,000.00	1,148.80	1,022.79	2.30	2.17	0.43	2.68	2.52	0.50
Columbia Adaptive Retirement 2060 Fund
Advisor Class	1,000.00	1,000.00	1,147.40	1,022.64	2.46	2.32	0.46	2.84	2.67	0.53
Institutional 3 Class	1,000.00	1,000.00	1,146.50	1,022.79	2.30	2.17	0.43	2.68	2.52	0.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for each Fund, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may waive fees and/or reimburse certain expenses of the Funds so that Fund level expenses (expenses directly attributable to the Funds and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not waived fees and/or reimbursed the expenses of Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2045 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2055 Fund and Columbia Adaptive Retirement 2060 Fund during the six months ended March 31, 2021, the annualized expense ratios would have been 0.61% for Advisor Class for each Fund. The actual expenses paid would have been $3.10, $3.12, $3.15, $3.18, $3.21, $3.24, $3.26, $3.27 and $3.27 for Advisor Class, respectively; the hypothetical expenses paid would have been $3.07 for Advisor Class for each Fund. The actual effective expenses paid would have been $3.46, $3.48, $3.51, $3.55, $3.58, $3.62, $3.63, $3.64 and $3.64 for Advisor Class, respectively; the hypothetical effective expenses paid would have been $3.43 for Advisor Class for each Fund.
Other share classes of the Funds may have had expense waiver/reimbursement changes; however, the changes were not considered material.
24	Columbia Adaptive Retirement Funds | Annual Report 2021

Portfolio of Investments
Columbia Adaptive Retirement 2020 Fund, March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	3,338	63,685
Total Alternative Strategies Funds (Cost $49,171)		63,685

Exchange-Traded Equity Funds 4.0%

Real Estate 4.0%
iShares U.S. Real Estate ETF	682	62,703
Total Exchange-Traded Equity Funds (Cost $52,814)		62,703

Exchange-Traded Fixed Income Funds 8.0%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	287	31,249
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	505	63,377
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	582	31,061
Total Exchange-Traded Fixed Income Funds (Cost $115,037)		125,687

Multi-Asset/Tactical Strategies Funds 79.9%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	11,892	143,539
Columbia Solutions Conservative Portfolio(a)	106,294	1,115,016
Total Multi-Asset/Tactical Strategies Funds (Cost $1,163,946)		1,258,555

Money Market Funds 4.3%

Columbia Short-Term Cash Fund, 0.067%(a),(b)	66,861	66,855
Total Money Market Funds (Cost $66,849)		66,855
Total Investments in Securities (Cost: $1,447,817)		1,577,485
Other Assets & Liabilities, Net		(2,860)
Net Assets		1,574,625
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	479,840	(430,668)	14,513	63,685	—	44,534	519	3,338
Columbia Short-Term Cash Fund, 0.067%
	896,556	767,418	(1,597,662)	543	66,855	—	(64)	1,079	66,861
Columbia Solutions Aggressive Portfolio
	829,423	155,239	(903,279)	62,156	143,539	45,465	127,353	13,745	11,892
Columbia Solutions Conservative Portfolio
	5,249,550	780,934	(4,898,879)	(16,589)	1,115,016	212,917	241,177	60,088	106,294
Total	6,975,529			60,623	1,389,095	258,382	413,000	75,431

(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	25

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2020 Fund, March 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	63,685	—	—	—	63,685
Exchange-Traded Equity Funds	62,703	—	—	—	62,703
Exchange-Traded Fixed Income Funds	125,687	—	—	—	125,687
Multi-Asset/Tactical Strategies Funds	—	—	—	1,258,555	1,258,555
Money Market Funds	66,855	—	—	—	66,855
Total Investments in Securities	318,930	—	—	1,258,555	1,577,485
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Adaptive Retirement Funds | Annual Report 2021

Portfolio of Investments
Columbia Adaptive Retirement 2025 Fund, March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	2,796	53,351
Total Alternative Strategies Funds (Cost $41,211)		53,351

Exchange-Traded Equity Funds 4.0%

Real Estate 4.0%
iShares U.S. Real Estate ETF	571	52,498
Total Exchange-Traded Equity Funds (Cost $44,218)		52,498

Exchange-Traded Fixed Income Funds 8.0%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	240	26,131
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	423	53,087
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	492	26,258
Total Exchange-Traded Fixed Income Funds (Cost $97,750)		105,476

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	19,309	233,063
Columbia Solutions Conservative Portfolio(a)	78,445	822,885
Total Multi-Asset/Tactical Strategies Funds (Cost $967,718)		1,055,948

Money Market Funds 4.3%

Columbia Short-Term Cash Fund, 0.067%(a),(b)	56,640	56,634
Total Money Market Funds (Cost $56,630)		56,634
Total Investments in Securities (Cost: $1,207,527)		1,323,907
Other Assets & Liabilities, Net		(3,691)
Net Assets		1,320,216
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	228,077	(186,866)	12,140	53,351	—	17,757	247	2,796
Columbia Short-Term Cash Fund, 0.067%
	418,737	499,875	(862,237)	259	56,634	—	(39)	508	56,640
Columbia Solutions Aggressive Portfolio
	693,497	144,090	(679,703)	75,179	233,063	42,381	85,420	12,813	19,309
Columbia Solutions Conservative Portfolio
	2,142,116	452,999	(1,786,040)	13,810	822,885	90,037	70,600	25,410	78,445
Total	3,254,350			101,388	1,165,933	132,418	173,738	38,978

(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	27

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2025 Fund, March 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	53,351	—	—	—	53,351
Exchange-Traded Equity Funds	52,498	—	—	—	52,498
Exchange-Traded Fixed Income Funds	105,476	—	—	—	105,476
Multi-Asset/Tactical Strategies Funds	—	—	—	1,055,948	1,055,948
Money Market Funds	56,634	—	—	—	56,634
Total Investments in Securities	267,959	—	—	1,055,948	1,323,907
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Adaptive Retirement Funds | Annual Report 2021

Portfolio of Investments
Columbia Adaptive Retirement 2030 Fund, March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	5,522	105,362
Total Alternative Strategies Funds (Cost $83,855)		105,362

Exchange-Traded Equity Funds 4.0%

Real Estate 4.0%
iShares U.S. Real Estate ETF	1,129	103,800
Total Exchange-Traded Equity Funds (Cost $87,430)		103,800

Exchange-Traded Fixed Income Funds 8.0%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	473	51,500
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	833	104,542
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	957	51,075
Total Exchange-Traded Fixed Income Funds (Cost $199,454)		207,117

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	61,926	747,451
Columbia Solutions Conservative Portfolio(a)	127,677	1,339,325
Total Multi-Asset/Tactical Strategies Funds (Cost $1,943,103)		2,086,776

Money Market Funds 4.1%

Columbia Short-Term Cash Fund, 0.067%(a),(b)	107,934	107,923
Total Money Market Funds (Cost $107,923)		107,923
Total Investments in Securities (Cost: $2,421,765)		2,610,978
Other Assets & Liabilities, Net		(2,311)
Net Assets		2,608,667
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	154,448	(70,592)	21,506	105,362	—	4,263	155	5,522
Columbia Short-Term Cash Fund, 0.067%
	303,395	412,617	(608,272)	183	107,923	—	(38)	346	107,934
Columbia Solutions Aggressive Portfolio
	698,187	146,403	(263,085)	165,946	747,451	43,228	16,220	13,069	61,926
Columbia Solutions Conservative Portfolio
	1,099,923	347,007	(140,403)	32,798	1,339,325	46,262	601	13,056	127,677
Total	2,101,505			220,433	2,300,061	89,490	21,046	26,626

(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	29

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2030 Fund, March 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	105,362	—	—	—	105,362
Exchange-Traded Equity Funds	103,800	—	—	—	103,800
Exchange-Traded Fixed Income Funds	207,117	—	—	—	207,117
Multi-Asset/Tactical Strategies Funds	—	—	—	2,086,776	2,086,776
Money Market Funds	107,923	—	—	—	107,923
Total Investments in Securities	524,202	—	—	2,086,776	2,610,978
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Adaptive Retirement Funds | Annual Report 2021

Portfolio of Investments
Columbia Adaptive Retirement 2035 Fund, March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	3,645	69,539
Total Alternative Strategies Funds (Cost $55,388)		69,539

Exchange-Traded Equity Funds 4.0%

Real Estate 4.0%
iShares U.S. Real Estate ETF	744	68,403
Total Exchange-Traded Equity Funds (Cost $57,615)		68,403

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	311	33,862
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	548	68,774
Investment Grade 1.9%
Vanguard Mortgage-Backed Securities ETF	631	33,676
Total Exchange-Traded Fixed Income Funds (Cost $130,284)		136,312

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	59,663	720,134
Columbia Solutions Conservative Portfolio(a)	62,620	656,882
Total Multi-Asset/Tactical Strategies Funds (Cost $1,243,710)		1,377,016

Money Market Funds 4.3%

Columbia Short-Term Cash Fund, 0.067%(a),(b)	73,049	73,042
Total Money Market Funds (Cost $73,042)		73,042
Total Investments in Securities (Cost: $1,560,039)		1,724,312
Other Assets & Liabilities, Net		(3,068)
Net Assets		1,721,244
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	102,846	(47,458)	14,151	69,539	—	2,820	102	3,645
Columbia Short-Term Cash Fund, 0.067%
	171,097	321,777	(419,937)	105	73,042	—	(18)	223	73,049
Columbia Solutions Aggressive Portfolio
	643,850	147,814	(230,421)	158,891	720,134	41,418	11,773	12,523	59,663
Columbia Solutions Conservative Portfolio
	512,654	221,400	(92,251)	15,079	656,882	22,577	(376)	6,370	62,620
Total	1,327,601			188,226	1,519,597	63,995	14,199	19,218

(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	31

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2035 Fund, March 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	69,539	—	—	—	69,539
Exchange-Traded Equity Funds	68,403	—	—	—	68,403
Exchange-Traded Fixed Income Funds	136,312	—	—	—	136,312
Multi-Asset/Tactical Strategies Funds	—	—	—	1,377,016	1,377,016
Money Market Funds	73,042	—	—	—	73,042
Total Investments in Securities	347,296	—	—	1,377,016	1,724,312
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Adaptive Retirement Funds | Annual Report 2021

Portfolio of Investments
Columbia Adaptive Retirement 2040 Fund, March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.1%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	3,352	63,953
Total Alternative Strategies Funds (Cost $51,101)		63,953

Exchange-Traded Equity Funds 4.0%

Real Estate 4.0%
iShares U.S. Real Estate ETF	685	62,979
Total Exchange-Traded Equity Funds (Cost $53,046)		62,979

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 1.9%
iShares JPMorgan USD Emerging Markets Bond ETF	285	31,031
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	502	63,001
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	584	31,168
Total Exchange-Traded Fixed Income Funds (Cost $120,484)		125,200

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	73,292	884,642
Columbia Solutions Conservative Portfolio(a)	36,450	382,361
Total Multi-Asset/Tactical Strategies Funds (Cost $1,106,871)		1,267,003

Money Market Funds 4.3%

Columbia Short-Term Cash Fund, 0.067%(a),(b)	68,376	68,369
Total Money Market Funds (Cost $68,369)		68,369
Total Investments in Securities (Cost: $1,399,871)		1,587,504
Other Assets & Liabilities, Net		(3,991)
Net Assets		1,583,513
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	93,994	(42,894)	12,853	63,953	—	2,330	92	3,352
Columbia Short-Term Cash Fund, 0.067%
	143,863	319,789	(395,366)	83	68,369	—	(12)	194	68,376
Columbia Solutions Aggressive Portfolio
	658,491	252,265	(203,019)	176,905	884,642	49,806	18,456	15,058	73,292
Columbia Solutions Conservative Portfolio
	241,584	192,949	(58,346)	6,174	382,361	12,871	92	3,632	36,450
Total	1,043,938			196,015	1,399,325	62,677	20,866	18,976

(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	33

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2040 Fund, March 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	63,953	—	—	—	63,953
Exchange-Traded Equity Funds	62,979	—	—	—	62,979
Exchange-Traded Fixed Income Funds	125,200	—	—	—	125,200
Multi-Asset/Tactical Strategies Funds	—	—	—	1,267,003	1,267,003
Money Market Funds	68,369	—	—	—	68,369
Total Investments in Securities	320,501	—	—	1,267,003	1,587,504
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Adaptive Retirement Funds | Annual Report 2021

Portfolio of Investments
Columbia Adaptive Retirement 2045 Fund, March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	3,023	57,679
Total Alternative Strategies Funds (Cost $46,313)		57,679

Exchange-Traded Equity Funds 4.0%

Real Estate 4.0%
iShares U.S. Real Estate ETF	617	56,727
Total Exchange-Traded Equity Funds (Cost $47,889)		56,727

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	262	28,527
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	452	56,726
Investment Grade 1.9%
Vanguard Mortgage-Backed Securities ETF	522	27,859
Total Exchange-Traded Fixed Income Funds (Cost $108,548)		113,112

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	81,427	982,826
Columbia Solutions Conservative Portfolio(a)	15,311	160,607
Total Multi-Asset/Tactical Strategies Funds (Cost $975,654)		1,143,433

Money Market Funds 4.5%

Columbia Short-Term Cash Fund, 0.067%(a),(b)	64,304	64,298
Total Money Market Funds (Cost $64,296)		64,298
Total Investments in Securities (Cost: $1,242,700)		1,435,249
Other Assets & Liabilities, Net		(5,153)
Net Assets		1,430,096
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	79,205	(32,892)	11,366	57,679	—	1,912	83	3,023
Columbia Short-Term Cash Fund, 0.067%
	119,771	277,338	(332,886)	75	64,298	—	(15)	165	64,304
Columbia Solutions Aggressive Portfolio
	715,731	195,565	(124,095)	195,625	982,826	55,921	6,097	16,907	81,427
Columbia Solutions Conservative Portfolio
	91,123	77,996	(9,798)	1,286	160,607	5,464	(292)	1,542	15,311
Total	926,625			208,352	1,265,410	61,385	7,702	18,697

(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	35

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2045 Fund, March 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	57,679	—	—	—	57,679
Exchange-Traded Equity Funds	56,727	—	—	—	56,727
Exchange-Traded Fixed Income Funds	113,112	—	—	—	113,112
Multi-Asset/Tactical Strategies Funds	—	—	—	1,143,433	1,143,433
Money Market Funds	64,298	—	—	—	64,298
Total Investments in Securities	291,816	—	—	1,143,433	1,435,249
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Adaptive Retirement Funds | Annual Report 2021

Portfolio of Investments
Columbia Adaptive Retirement 2050 Fund, March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	2,745	52,379
Total Alternative Strategies Funds (Cost $41,526)		52,379

Exchange-Traded Equity Funds 4.0%

Real Estate 4.0%
iShares U.S. Real Estate ETF	561	51,579
Total Exchange-Traded Equity Funds (Cost $43,444)		51,579

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 1.9%
iShares JPMorgan USD Emerging Markets Bond ETF	234	25,478
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	414	51,956
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	479	25,564
Total Exchange-Traded Fixed Income Funds (Cost $98,467)		102,998

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	83,926	1,012,980
Columbia Solutions Conservative Portfolio(a)	2,395	25,126
Total Multi-Asset/Tactical Strategies Funds (Cost $855,030)		1,038,106

Money Market Funds 4.1%

Columbia Short-Term Cash Fund, 0.067%(a),(b)	52,779	52,774
Total Money Market Funds (Cost $52,774)		52,774
Total Investments in Securities (Cost: $1,091,241)		1,297,836
Other Assets & Liabilities, Net		(216)
Net Assets		1,297,620
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	83,797	(42,271)	10,853	52,379	—	3,439	88	2,745
Columbia Short-Term Cash Fund, 0.067%
	130,360	330,671	(408,332)	75	52,774	—	(12)	172	52,779
Columbia Solutions Aggressive Portfolio
	800,626	312,499	(313,091)	212,946	1,012,980	67,132	26,127	20,296	83,926
Columbia Solutions Conservative Portfolio
	8,355	22,575	(5,467)	(337)	25,126	1,010	(267)	285	2,395
Total	939,341			223,537	1,143,259	68,142	29,287	20,841

(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	37

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2050 Fund, March 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	52,379	—	—	—	52,379
Exchange-Traded Equity Funds	51,579	—	—	—	51,579
Exchange-Traded Fixed Income Funds	102,998	—	—	—	102,998
Multi-Asset/Tactical Strategies Funds	—	—	—	1,038,106	1,038,106
Money Market Funds	52,774	—	—	—	52,774
Total Investments in Securities	259,730	—	—	1,038,106	1,297,836
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Adaptive Retirement Funds | Annual Report 2021

Portfolio of Investments
Columbia Adaptive Retirement 2055 Fund, March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	2,974	56,745
Total Alternative Strategies Funds (Cost $45,732)		56,745

Exchange-Traded Equity Funds 4.0%

Real Estate 4.0%
iShares U.S. Real Estate ETF	608	55,899
Total Exchange-Traded Equity Funds (Cost $47,391)		55,899

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	258	28,091
Inflation Protected Securities 4.0%
iShares TIPS Bond ETF	445	55,848
Investment Grade 1.9%
Vanguard Mortgage-Backed Securities ETF	514	27,432
Total Exchange-Traded Fixed Income Funds (Cost $107,044)		111,371

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	93,297	1,126,086
Total Multi-Asset/Tactical Strategies Funds (Cost $946,281)		1,126,086

Money Market Funds 4.3%

Columbia Short-Term Cash Fund, 0.067%(a),(b)	59,898	59,892
Total Money Market Funds (Cost $59,891)		59,892
Total Investments in Securities (Cost: $1,206,339)		1,409,993
Other Assets & Liabilities, Net		(2,923)
Net Assets		1,407,070
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	76,680	(30,948)	11,013	56,745	—	1,560	82	2,974
Columbia Short-Term Cash Fund, 0.067%
	119,447	352,778	(412,408)	75	59,892	—	(15)	157	59,898
Columbia Solutions Aggressive Portfolio
	803,070	219,656	(108,819)	212,179	1,126,086	64,087	669	19,375	93,297
Total	922,517			223,267	1,242,723	64,087	2,214	19,614

(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	39

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2055 Fund, March 31, 2021
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	56,745	—	—	—	56,745
Exchange-Traded Equity Funds	55,899	—	—	—	55,899
Exchange-Traded Fixed Income Funds	111,371	—	—	—	111,371
Multi-Asset/Tactical Strategies Funds	—	—	—	1,126,086	1,126,086
Money Market Funds	59,892	—	—	—	59,892
Total Investments in Securities	283,907	—	—	1,126,086	1,409,993
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Adaptive Retirement Funds | Annual Report 2021

Portfolio of Investments
Columbia Adaptive Retirement 2060 Fund, March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	3,325	63,444
Total Alternative Strategies Funds (Cost $51,996)		63,444

Exchange-Traded Equity Funds 4.0%

Real Estate 4.0%
iShares U.S. Real Estate ETF	679	62,427
Total Exchange-Traded Equity Funds (Cost $53,683)		62,427

Exchange-Traded Fixed Income Funds 7.9%

Emerging Markets 2.0%
iShares JPMorgan USD Emerging Markets Bond ETF	288	31,357
Inflation Protected Securities 3.9%
iShares TIPS Bond ETF	497	62,374
Investment Grade 2.0%
Vanguard Mortgage-Backed Securities ETF	581	31,008
Total Exchange-Traded Fixed Income Funds (Cost $121,016)		124,739

Multi-Asset/Tactical Strategies Funds 80.0%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	104,253	1,258,326
Total Multi-Asset/Tactical Strategies Funds (Cost $1,077,187)		1,258,326

Money Market Funds 4.3%

Columbia Short-Term Cash Fund, 0.067%(a),(b)	66,691	66,684
Total Money Market Funds (Cost $66,684)		66,684
Total Investments in Securities (Cost: $1,370,566)		1,575,620
Other Assets & Liabilities, Net		(3,307)
Net Assets		1,572,313
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	84,868	(32,872)	11,448	63,444	—	734	77	3,325
Columbia Short-Term Cash Fund, 0.067%
	130,736	288,202	(352,329)	75	66,684	—	(9)	164	66,691
Columbia Solutions Aggressive Portfolio
	819,074	335,537	(107,524)	211,239	1,258,326	60,075	1,612	18,162	104,253
Total	949,810			222,762	1,388,454	60,075	2,337	18,403

(b)	The rate shown is the seven-day current annualized yield at March 31, 2021.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	41

Portfolio of Investments   (continued)
Columbia Adaptive Retirement 2060 Fund, March 31, 2021
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	63,444	—	—	—	63,444
Exchange-Traded Equity Funds	62,427	—	—	—	62,427
Exchange-Traded Fixed Income Funds	124,739	—	—	—	124,739
Multi-Asset/Tactical Strategies Funds	—	—	—	1,258,326	1,258,326
Money Market Funds	66,684	—	—	—	66,684
Total Investments in Securities	317,294	—	—	1,258,326	1,575,620
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Adaptive Retirement Funds | Annual Report 2021

Statement of Assets and Liabilities
March 31, 2021
	Columbia Adaptive Retirement 2020 Fund	Columbia Adaptive Retirement 2025 Fund	Columbia Adaptive Retirement 2030 Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $167,851, $141,968, $286,884, respectively)	$188,390	$157,974	$310,917
Affiliated issuers (cost $1,279,966, $1,065,559, $2,134,881, respectively)	1,389,095	1,165,933	2,300,061
Receivable for:
Investments sold	4,790	5,510	13,485
Dividends	4	3	7
Expense reimbursement due from Investment Manager	244	284	237
Prepaid expenses	3,862	3,860	3,878
Trustees’ deferred compensation plan	18,319	15,257	18,220
Total assets	1,604,704	1,348,821	2,646,805
Liabilities
Due to custodian	—	—	6
Payable for:
Investments purchased	3,500	4,800	11,500
Management services fees	19	16	32
Transfer agent fees	25	22	184
Compensation of board members	1,659	1,657	1,535
Compensation of chief compliance officer	1	—	—
Audit fees	5,500	5,500	5,500
Other expenses	1,056	1,353	1,161
Trustees’ deferred compensation plan	18,319	15,257	18,220
Total liabilities	30,079	28,605	38,138
Net assets applicable to outstanding capital stock	$1,574,625	$1,320,216	$2,608,667
Represented by
Paid in capital	866,296	951,742	2,365,364
Total distributable earnings (loss)	708,329	368,474	243,303
Total - representing net assets applicable to outstanding capital stock	$1,574,625	$1,320,216	$2,608,667
Advisor Class
Net assets	$847,957	$722,198	$2,031,946
Shares outstanding	77,640	65,305	184,956
Net asset value per share	$10.92	$11.06	$10.99
Institutional 3 Class
Net assets	$726,668	$598,018	$576,721
Shares outstanding	66,527	54,060	52,410
Net asset value per share	$10.92	$11.06	$11.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	43

Statement of Assets and Liabilities  (continued)
March 31, 2021
	Columbia Adaptive Retirement 2035 Fund	Columbia Adaptive Retirement 2040 Fund	Columbia Adaptive Retirement 2045 Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $187,899, $173,530, $156,437, respectively)	$204,715	$188,179	$169,839
Affiliated issuers (cost $1,372,140, $1,226,341, $1,086,263, respectively)	1,519,597	1,399,325	1,265,410
Receivable for:
Investments sold	9,906	8,146	5,171
Capital shares sold	—	—	1,215
Dividends	4	4	3
Expense reimbursement due from Investment Manager	284	239	282
Prepaid expenses	3,866	3,865	3,863
Trustees’ deferred compensation plan	15,211	18,175	15,207
Total assets	1,753,583	1,617,933	1,460,990
Liabilities
Due to custodian	4	4	—
Payable for:
Investments purchased	8,600	7,950	7,248
Management services fees	21	19	18
Transfer agent fees	65	42	24
Compensation of board members	1,534	1,534	1,533
Audit fees	5,500	5,500	5,500
Other expenses	1,404	1,196	1,364
Trustees’ deferred compensation plan	15,211	18,175	15,207
Total liabilities	32,339	34,420	30,894
Net assets applicable to outstanding capital stock	$1,721,244	$1,583,513	$1,430,096
Represented by
Paid in capital	1,517,246	1,355,346	1,201,976
Total distributable earnings (loss)	203,998	228,167	228,120
Total - representing net assets applicable to outstanding capital stock	$1,721,244	$1,583,513	$1,430,096
Advisor Class
Net assets	$1,111,613	$926,945	$797,284
Shares outstanding	96,199	78,796	66,288
Net asset value per share	$11.56	$11.76	$12.03
Institutional 3 Class
Net assets	$609,631	$656,568	$632,812
Shares outstanding	52,733	55,793	52,603
Net asset value per share	$11.56	$11.77	$12.03
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Adaptive Retirement Funds | Annual Report 2021

Statement of Assets and Liabilities  (continued)
March 31, 2021
	Columbia Adaptive Retirement 2050 Fund	Columbia Adaptive Retirement 2055 Fund	Columbia Adaptive Retirement 2060 Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $141,911, $154,435, $174,699, respectively)	$154,577	$167,270	$187,166
Affiliated issuers (cost $949,330, $1,051,904, $1,195,867, respectively)	1,143,259	1,242,723	1,388,454
Receivable for:
Investments sold	6,366	6,179	5,962
Dividends	3	3	4
Expense reimbursement due from Investment Manager	237	282	236
Prepaid expenses	3,864	3,863	3,862
Trustees’ deferred compensation plan	18,174	15,207	18,174
Total assets	1,326,480	1,435,527	1,603,858
Liabilities
Due to custodian	3	—	—
Payable for:
Investments purchased	2,490	4,889	5,170
Management services fees	16	17	19
Transfer agent fees	32	19	22
Compensation of board members	1,534	1,533	1,534
Audit fees	5,500	5,500	5,500
Other expenses	1,111	1,292	1,126
Trustees’ deferred compensation plan	18,174	15,207	18,174
Total liabilities	28,860	28,457	31,545
Net assets applicable to outstanding capital stock	$1,297,620	$1,407,070	$1,572,313
Represented by
Paid in capital	1,029,666	1,168,810	1,336,536
Total distributable earnings (loss)	267,954	238,260	235,777
Total - representing net assets applicable to outstanding capital stock	$1,297,620	$1,407,070	$1,572,313
Advisor Class
Net assets	$650,161	$763,986	$923,750
Shares outstanding	52,930	62,350	75,216
Net asset value per share	$12.28	$12.25	$12.28
Institutional 3 Class
Net assets	$647,459	$643,084	$648,563
Shares outstanding	52,701	52,475	52,799
Net asset value per share	$12.29	$12.26	$12.28
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	45

Statement of Operations
Year Ended March 31, 2021
	Columbia Adaptive Retirement 2020 Fund	Columbia Adaptive Retirement 2025 Fund	Columbia Adaptive Retirement 2030 Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$19,412	$9,363	$6,691
Dividends — affiliated issuers	75,431	38,978	26,626
Total income	94,843	48,341	33,317
Expenses:
Management services fees	29,267	14,415	11,375
Transfer agent fees
Advisor Class	148	136	2,238
Institutional 3 Class	56	44	40
Compensation of board members	13,886	13,828	13,690
Custodian fees	1,267	1,934	1,336
Printing and postage fees	8,025	8,028	8,036
Registration fees	40,771	40,771	40,771
Audit fees	11,000	11,000	11,000
Legal fees	2,184	2,098	2,074
Compensation of chief compliance officer	3	1	1
Other	6,273	6,041	5,983
Total expenses	112,880	98,296	96,544
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(84,206)	(84,105)	(83,255)
Total net expenses	28,674	14,191	13,289
Net investment income	66,169	34,150	20,028
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	55,049	21,729	(259)
Investments — affiliated issuers	413,000	173,738	21,046
Capital gain distributions from underlying affiliated funds	258,382	132,418	89,490
Net realized gain	726,431	327,885	110,277
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	21,894	15,174	26,489
Investments — affiliated issuers	60,623	101,388	220,433
Net change in unrealized appreciation (depreciation)	82,517	116,562	246,922
Net realized and unrealized gain	808,948	444,447	357,199
Net increase in net assets resulting from operations	$875,117	$478,597	$377,227
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Adaptive Retirement Funds | Annual Report 2021

Statement of Operations  (continued)
Year Ended March 31, 2021
	Columbia Adaptive Retirement 2035 Fund	Columbia Adaptive Retirement 2040 Fund	Columbia Adaptive Retirement 2045 Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$4,391	$3,873	$3,360
Dividends — affiliated issuers	19,218	18,976	18,697
Total income	23,609	22,849	22,057
Expenses:
Management services fees	7,447	6,647	5,749
Transfer agent fees
Advisor Class	846	518	248
Institutional 3 Class	40	48	40
Compensation of board members	13,966	13,963	13,960
Custodian fees	1,708	1,416	1,661
Printing and postage fees	8,070	8,104	8,071
Registration fees	40,771	40,771	40,771
Audit fees	11,000	11,000	11,000
Legal fees	2,055	2,051	2,046
Compensation of chief compliance officer	1	1	—
Other	5,928	5,915	5,904
Total expenses	91,832	90,434	89,450
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(83,751)	(83,457)	(83,615)
Total net expenses	8,081	6,977	5,835
Net investment income	15,528	15,872	16,222
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(146)	(736)	(551)
Investments — affiliated issuers	14,199	20,866	7,702
Capital gain distributions from underlying affiliated funds	63,995	62,677	61,385
Net realized gain	78,048	82,807	68,536
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	17,214	15,252	13,157
Investments — affiliated issuers	188,226	196,015	208,352
Net change in unrealized appreciation (depreciation)	205,440	211,267	221,509
Net realized and unrealized gain	283,488	294,074	290,045
Net increase in net assets resulting from operations	$299,016	$309,946	$306,267
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	47

Statement of Operations  (continued)
Year Ended March 31, 2021
	Columbia Adaptive Retirement 2050 Fund	Columbia Adaptive Retirement 2055 Fund	Columbia Adaptive Retirement 2060 Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$3,534	$3,182	$3,246
Dividends — affiliated issuers	20,841	19,614	18,403
Total income	24,375	22,796	21,649
Expenses:
Management services fees	6,138	5,461	5,588
Transfer agent fees
Advisor Class	358	130	145
Institutional 3 Class	37	36	36
Compensation of board members	13,961	13,959	13,959
Custodian fees	1,213	1,521	1,209
Printing and postage fees	8,086	8,027	8,049
Registration fees	40,771	40,771	40,771
Audit fees	11,000	11,000	11,000
Legal fees	2,049	2,045	2,045
Other	5,906	5,896	5,899
Total expenses	89,519	88,846	88,701
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(83,198)	(83,415)	(83,130)
Total net expenses	6,321	5,431	5,571
Net investment income	18,054	17,365	16,078
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(42)	(501)	(964)
Investments — affiliated issuers	29,287	2,214	2,337
Capital gain distributions from underlying affiliated funds	68,142	64,087	60,075
Net realized gain	97,387	65,800	61,448
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	13,114	12,584	12,942
Investments — affiliated issuers	223,537	223,267	222,762
Net change in unrealized appreciation (depreciation)	236,651	235,851	235,704
Net realized and unrealized gain	334,038	301,651	297,152
Net increase in net assets resulting from operations	$352,092	$319,016	$313,230
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Adaptive Retirement Funds | Annual Report 2021

Statement of Changes in Net Assets
	Columbia Adaptive Retirement 2020 Fund		Columbia Adaptive Retirement 2025 Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations
Net investment income	$66,169	$161,052	$34,150	$78,298
Net realized gain	726,431	200,966	327,885	110,040
Net change in unrealized appreciation (depreciation)	82,517	(60,090)	116,562	(43,014)
Net increase in net assets resulting from operations	875,117	301,928	478,597	145,324
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(126,204)	(168,934)	(68,477)	(86,268)
Institutional 3 Class	(122,672)	(168,499)	(64,468)	(86,268)
Total distributions to shareholders	(248,876)	(337,433)	(132,945)	(172,536)
Increase (decrease) in net assets from capital stock activity	(6,633,522)	144	(2,548,030)	—
Total decrease in net assets	(6,007,281)	(35,361)	(2,202,378)	(27,212)
Net assets at beginning of year	7,581,906	7,617,267	3,522,594	3,549,806
Net assets at end of year	$1,574,625	$7,581,906	$1,320,216	$3,522,594

	Columbia Adaptive Retirement 2020 Fund				Columbia Adaptive Retirement 2025 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2021		March 31, 2020		March 31, 2021		March 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	10,789	117,603	966	10,000	10,879	119,025	—	—
Distributions reinvested	11,568	126,204	42	434	6,237	68,477	—	—
Redemptions	(319,343)	(3,500,000)	(1,008)	(10,290)	(126,811)	(1,400,000)	—	—
Net increase (decrease)	(296,986)	(3,256,193)	—	144	(109,695)	(1,212,498)	—	—
Institutional 3 Class
Distributions reinvested	11,244	122,672	—	—	5,871	64,468	—	—
Redemptions	(319,343)	(3,500,001)	—	—	(126,811)	(1,400,000)	—	—
Net decrease	(308,099)	(3,377,329)	—	—	(120,940)	(1,335,532)	—	—
Total net increase (decrease)	(605,085)	(6,633,522)	—	144	(230,635)	(2,548,030)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	49

Statement of Changes in Net Assets   (continued)
	Columbia Adaptive Retirement 2030 Fund		Columbia Adaptive Retirement 2035 Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations
Net investment income	$20,028	$48,270	$15,528	$34,823
Net realized gain	110,277	78,972	78,048	54,730
Net change in unrealized appreciation (depreciation)	246,922	(74,243)	205,440	(52,491)
Net increase in net assets resulting from operations	377,227	52,999	299,016	37,062
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(77,829)	(79,705)	(41,953)	(52,077)
Institutional 3 Class	(22,476)	(24,000)	(23,146)	(28,914)
Total distributions to shareholders	(100,305)	(103,705)	(65,099)	(80,991)
Increase in net assets from capital stock activity	99,432	1,138,256	63,073	454,892
Total increase in net assets	376,354	1,087,550	296,990	410,963
Net assets at beginning of year	2,232,313	1,144,763	1,424,254	1,013,291
Net assets at end of year	$2,608,667	$2,232,313	$1,721,244	$1,424,254

	Columbia Adaptive Retirement 2030 Fund				Columbia Adaptive Retirement 2035 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2021		March 31, 2020		March 31, 2021		March 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	11,625	116,729	106,532	1,082,395	10,665	108,998	40,301	431,650
Distributions reinvested	7,180	77,829	5,423	55,861	3,709	41,953	2,189	23,242
Redemptions	(10,889)	(117,602)	—	—	(10,665)	(119,025)	—	—
Net increase	7,916	76,956	111,955	1,138,256	3,709	31,926	42,490	454,892
Institutional 3 Class
Subscriptions	—	—	—	—	686	8,001	—	—
Distributions reinvested	2,072	22,476	—	—	2,047	23,146	—	—
Net increase	2,072	22,476	—	—	2,733	31,147	—	—
Total net increase	9,988	99,432	111,955	1,138,256	6,442	63,073	42,490	454,892
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Adaptive Retirement Funds | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Columbia Adaptive Retirement 2040 Fund		Columbia Adaptive Retirement 2045 Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations
Net investment income	$15,872	$28,613	$16,222	$27,803
Net realized gain	82,807	56,886	68,536	57,407
Net change in unrealized appreciation (depreciation)	211,267	(37,429)	221,509	(39,922)
Net increase in net assets resulting from operations	309,946	48,070	306,267	45,288
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(46,931)	(35,561)	(36,645)	(35,195)
Institutional 3 Class	(33,232)	(30,033)	(28,926)	(35,195)
Total distributions to shareholders	(80,163)	(65,594)	(65,571)	(70,390)
Increase in net assets from capital stock activity	243,310	93,576	202,042	—
Total increase (decrease) in net assets	473,093	76,052	442,738	(25,102)
Net assets at beginning of year	1,110,420	1,034,368	987,358	1,012,460
Net assets at end of year	$1,583,513	$1,110,420	$1,430,096	$987,358

	Columbia Adaptive Retirement 2040 Fund				Columbia Adaptive Retirement 2045 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2021		March 31, 2020		March 31, 2021		March 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	25,592	264,831	8,338	85,980	14,406	150,824	—	—
Distributions reinvested	4,106	46,931	560	6,028	3,162	36,645	—	—
Redemptions	(10,613)	(120,356)	(1,055)	(11,498)	(1,280)	(15,642)	—	—
Net increase	19,085	191,406	7,843	80,510	16,288	171,827	—	—
Institutional 3 Class
Subscriptions	1,716	18,960	1,160	12,683	107	1,289	—	—
Distributions reinvested	2,907	33,232	39	422	2,496	28,926	—	—
Redemptions	(26)	(288)	(3)	(39)	—	—	—	—
Net increase	4,597	51,904	1,196	13,066	2,603	30,215	—	—
Total net increase	23,682	243,310	9,039	93,576	18,891	202,042	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	51

Statement of Changes in Net Assets   (continued)
	Columbia Adaptive Retirement 2050 Fund		Columbia Adaptive Retirement 2055 Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations
Net investment income	$18,054	$27,905	$17,365	$28,593
Net realized gain	97,387	61,040	65,800	59,129
Net change in unrealized appreciation (depreciation)	236,651	(44,012)	235,851	(43,270)
Net increase in net assets resulting from operations	352,092	44,933	319,016	44,452
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(44,849)	(33,851)	(35,114)	(37,102)
Institutional 3 Class	(31,789)	(33,749)	(29,034)	(37,143)
Total distributions to shareholders	(76,638)	(67,600)	(64,148)	(74,245)
Increase in net assets from capital stock activity	24,569	5,171	169,504	—
Total increase (decrease) in net assets	300,023	(17,496)	424,372	(29,793)
Net assets at beginning of year	997,597	1,015,093	982,698	1,012,491
Net assets at end of year	$1,297,620	$997,597	$1,407,070	$982,698

	Columbia Adaptive Retirement 2050 Fund				Columbia Adaptive Retirement 2055 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2021		March 31, 2020		March 31, 2021		March 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	22,149	232,822	493	5,027	10,557	120,356	—	—
Distributions reinvested	3,810	44,849	13	144	2,994	35,114	—	—
Redemptions	(23,535)	(284,891)	—	—	(1,201)	(15,000)	—	—
Net increase (decrease)	2,424	(7,220)	506	5,171	12,350	140,470	—	—
Institutional 3 Class
Distributions reinvested	2,701	31,789	—	—	2,475	29,034	—	—
Net increase	2,701	31,789	—	—	2,475	29,034	—	—
Total net increase	5,125	24,569	506	5,171	14,825	169,504	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Adaptive Retirement Funds | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Columbia Adaptive Retirement 2060 Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations
Net investment income	$16,078	$28,244
Net realized gain	61,448	60,798
Net change in unrealized appreciation (depreciation)	235,704	(44,664)
Net increase in net assets resulting from operations	313,230	44,378
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(35,611)	(34,839)
Institutional 3 Class	(32,886)	(34,036)
Total distributions to shareholders	(68,497)	(68,875)
Increase in net assets from capital stock activity	318,449	11,876
Total increase (decrease) in net assets	563,182	(12,621)
Net assets at beginning of year	1,009,131	1,021,752
Net assets at end of year	$1,572,313	$1,009,131

	Columbia Adaptive Retirement 2060 Fund
	Year Ended		Year Ended
	March 31, 2021		March 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Advisor Class
Subscriptions	22,185	269,196	1,013	11,033
Distributions reinvested	3,031	35,611	78	843
Redemptions	(1,720)	(19,244)	—	—
Net increase	23,496	285,563	1,091	11,876
Institutional 3 Class
Distributions reinvested	2,799	32,886	—	—
Net increase	2,799	32,886	—	—
Total net increase	26,295	318,449	1,091	11,876
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	53

Financial Highlights
Columbia Adaptive Retirement 2020 Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2021	$10.12	0.11	1.02	1.13	(0.26)	(0.07)	(0.33)
Year Ended 3/31/2020	$10.17	0.21	0.19	0.40	(0.41)	(0.04)	(0.45)
Year Ended 3/31/2019	$10.04	0.33	0.18	0.51	(0.35)	(0.03)	(0.38)
Year Ended 3/31/2018(c)	$10.00	0.03	0.04	0.07	(0.03)	—	(0.03)
Institutional 3 Class
Year Ended 3/31/2021	$10.12	0.11	1.02	1.13	(0.26)	(0.07)	(0.33)
Year Ended 3/31/2020	$10.17	0.21	0.19	0.40	(0.41)	(0.04)	(0.45)
Year Ended 3/31/2019	$10.04	0.33	0.18	0.51	(0.35)	(0.03)	(0.38)
Year Ended 3/31/2018(c)	$10.00	0.03	0.04	0.07	(0.03)	—	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Adaptive Retirement Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Adaptive Retirement 2020 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2021	$10.92	11.14%	1.78%	0.45%	1.03%	36%	$848
Year Ended 3/31/2020	$10.12	3.80%	1.52%	0.43%	2.05%	25%	$3,791
Year Ended 3/31/2019	$10.17	5.41%	1.87%	0.42%	3.27%	26%	$3,809
Year Ended 3/31/2018(c)	$10.04	0.71%	2.14%(d)	0.41%(d)	0.58%(d)	8%	$2,509
Institutional 3 Class
Year Ended 3/31/2021	$10.92	11.14%	1.73%	0.44%	1.02%	36%	$727
Year Ended 3/31/2020	$10.12	3.80%	1.52%	0.42%	2.05%	25%	$3,791
Year Ended 3/31/2019	$10.17	5.41%	1.87%	0.42%	3.27%	26%	$3,809
Year Ended 3/31/2018(c)	$10.04	0.71%	2.14%(d)	0.41%(d)	0.58%(d)	8%	$2,509
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	55

Financial Highlights
Columbia Adaptive Retirement 2025 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2021	$10.06	0.12	1.25	1.37	(0.28)	(0.09)	(0.37)
Year Ended 3/31/2020	$10.14	0.22	0.19	0.41	(0.43)	(0.06)	(0.49)
Year Ended 3/31/2019(c)	$10.00	0.34	0.20	0.54	(0.38)	(0.02)	(0.40)
Institutional 3 Class
Year Ended 3/31/2021	$10.06	0.11	1.26	1.37	(0.28)	(0.09)	(0.37)
Year Ended 3/31/2020	$10.14	0.22	0.19	0.41	(0.43)	(0.06)	(0.49)
Year Ended 3/31/2019(c)	$10.00	0.34	0.20	0.54	(0.38)	(0.02)	(0.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on April 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Adaptive Retirement Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Adaptive Retirement 2025 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2021	$11.06	13.63%	3.10%	0.45%	1.09%	40%	$722
Year Ended 3/31/2020	$10.06	3.89%	2.78%	0.42%	2.13%	29%	$1,761
Year Ended 3/31/2019(c)	$10.14	5.71%	3.75%(d)	0.42%(d)	3.50%(d)	28%	$1,775
Institutional 3 Class
Year Ended 3/31/2021	$11.06	13.63%	3.09%	0.44%	1.07%	40%	$598
Year Ended 3/31/2020	$10.06	3.89%	2.78%	0.42%	2.13%	29%	$1,761
Year Ended 3/31/2019(c)	$10.14	5.71%	3.75%(d)	0.42%(d)	3.50%(d)	28%	$1,775
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	57

Financial Highlights
Columbia Adaptive Retirement 2030 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2021	$9.82	0.08	1.53	1.61	(0.29)	(0.15)	(0.44)
Year Ended 3/31/2020	$9.91	0.31	0.07	0.38	(0.45)	(0.02)	(0.47)
Year Ended 3/31/2019	$10.05	0.35	0.20	0.55	(0.41)	(0.28)	(0.69)
Year Ended 3/31/2018(c)	$10.00	0.03	0.06	0.09	(0.04)	—	(0.04)
Institutional 3 Class
Year Ended 3/31/2021	$9.83	0.10	1.52	1.62	(0.30)	(0.15)	(0.45)
Year Ended 3/31/2020	$9.92	0.23	0.16	0.39	(0.46)	(0.02)	(0.48)
Year Ended 3/31/2019	$10.05	0.34	0.22	0.56	(0.41)	(0.28)	(0.69)
Year Ended 3/31/2018(c)	$10.00	0.03	0.06	0.09	(0.04)	—	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Adaptive Retirement Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Adaptive Retirement 2030 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2021	$10.99	16.43%	3.87%	0.55%	0.77%	25%	$2,032
Year Ended 3/31/2020	$9.82	3.65%	5.30%	0.52%	3.00%	41%	$1,738
Year Ended 3/31/2019	$9.91	6.19%	8.55%	0.45%	3.40%	23%	$645
Year Ended 3/31/2018(c)	$10.05	0.86%	1.29%(d)	0.41%(d)	0.67%(d)	9%	$5,115
Institutional 3 Class
Year Ended 3/31/2021	$11.00	16.51%	3.77%	0.44%	0.91%	25%	$577
Year Ended 3/31/2020	$9.83	3.68%	5.21%	0.42%	2.20%	41%	$495
Year Ended 3/31/2019	$9.92	6.31%	8.52%	0.43%	3.34%	23%	$500
Year Ended 3/31/2018(c)	$10.05	0.86%	1.29%(d)	0.41%(d)	0.66%(d)	9%	$5,014
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	59

Financial Highlights
Columbia Adaptive Retirement 2035 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2021	$9.99	0.10	1.92	2.02	(0.32)	(0.13)	(0.45)
Year Ended 3/31/2020	$10.13	0.31	0.13	0.44	(0.52)	(0.06)	(0.58)
Year Ended 3/31/2019(c)	$10.00	0.40	0.18	0.58	(0.43)	(0.02)	(0.45)
Institutional 3 Class
Year Ended 3/31/2021	$10.00	0.11	1.91	2.02	(0.33)	(0.13)	(0.46)
Year Ended 3/31/2020	$10.13	0.25	0.20	0.45	(0.52)	(0.06)	(0.58)
Year Ended 3/31/2019(c)	$10.00	0.40	0.18	0.58	(0.43)	(0.02)	(0.45)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on April 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Adaptive Retirement Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Adaptive Retirement 2035 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2021	$11.56	20.36%	5.61%	0.52%	0.90%	29%	$1,112
Year Ended 3/31/2020	$9.99	3.97%	6.94%	0.48%	2.90%	42%	$924
Year Ended 3/31/2019(c)	$10.13	6.31%	11.96%(d)	0.43%(d)	4.04%(d)	32%	$507
Institutional 3 Class
Year Ended 3/31/2021	$11.56	20.32%	5.56%	0.44%	1.03%	29%	$610
Year Ended 3/31/2020	$10.00	4.09%	6.89%	0.42%	2.37%	42%	$500
Year Ended 3/31/2019(c)	$10.13	6.31%	11.96%(d)	0.43%(d)	4.04%(d)	32%	$507
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	61

Financial Highlights
Columbia Adaptive Retirement 2040 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2021	$10.01	0.12	2.26	2.38	(0.36)	(0.27)	(0.63)
Year Ended 3/31/2020	$10.15	0.27	0.18	0.45	(0.55)	(0.04)	(0.59)
Year Ended 3/31/2019	$10.05	0.43	0.16	0.59	(0.45)	(0.04)	(0.49)
Year Ended 3/31/2018(c)	$10.00	0.03	0.07	0.10	(0.04)	(0.01)	(0.05)
Institutional 3 Class
Year Ended 3/31/2021	$10.01	0.13	2.26	2.39	(0.36)	(0.27)	(0.63)
Year Ended 3/31/2020	$10.15	0.26	0.19	0.45	(0.55)	(0.04)	(0.59)
Year Ended 3/31/2019	$10.05	0.44	0.15	0.59	(0.45)	(0.04)	(0.49)
Year Ended 3/31/2018(c)	$10.00	0.03	0.07	0.10	(0.04)	(0.01)	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Adaptive Retirement Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Adaptive Retirement 2040 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2021	$11.76	23.95%	6.19%	0.50%	1.04%	28%	$927
Year Ended 3/31/2020	$10.01	4.03%	7.83%	0.45%	2.51%	41%	$598
Year Ended 3/31/2019	$10.15	6.54%	10.76%	0.43%	4.26%	30%	$527
Year Ended 3/31/2018(c)	$10.05	0.96%	8.70%(d)	0.42%(d)	0.72%(d)	9%	$531
Institutional 3 Class
Year Ended 3/31/2021	$11.77	24.10%	6.15%	0.44%	1.15%	28%	$657
Year Ended 3/31/2020	$10.01	4.05%	7.84%	0.42%	2.45%	41%	$513
Year Ended 3/31/2019	$10.15	6.55%	10.75%	0.43%	4.34%	30%	$508
Year Ended 3/31/2018(c)	$10.05	0.96%	8.69%(d)	0.42%(d)	0.72%(d)	9%	$503
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	63

Financial Highlights
Columbia Adaptive Retirement 2045 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2021	$9.87	0.15	2.59	2.74	(0.41)	(0.17)	(0.58)
Year Ended 3/31/2020	$10.12	0.28	0.17	0.45	(0.60)	(0.10)	(0.70)
Year Ended 3/31/2019(c)	$10.00	0.45	0.16	0.61	(0.46)	(0.03)	(0.49)
Institutional 3 Class
Year Ended 3/31/2021	$9.87	0.14	2.60	2.74	(0.41)	(0.17)	(0.58)
Year Ended 3/31/2020	$10.12	0.28	0.17	0.45	(0.60)	(0.10)	(0.70)
Year Ended 3/31/2019(c)	$10.00	0.45	0.16	0.61	(0.46)	(0.03)	(0.49)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on April 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Adaptive Retirement Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Adaptive Retirement 2045 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2021	$12.03	27.94%	7.06%	0.48%	1.29%	18%	$797
Year Ended 3/31/2020	$9.87	3.92%	8.27%	0.43%	2.60%	35%	$494
Year Ended 3/31/2019(c)	$10.12	6.89%	11.97%(d)	0.43%(d)	4.59%(d)	30%	$506
Institutional 3 Class
Year Ended 3/31/2021	$12.03	27.96%	7.05%	0.44%	1.27%	18%	$633
Year Ended 3/31/2020	$9.87	3.92%	8.27%	0.42%	2.61%	35%	$494
Year Ended 3/31/2019(c)	$10.12	6.89%	11.98%(d)	0.43%(d)	4.59%(d)	30%	$506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	65

Financial Highlights
Columbia Adaptive Retirement 2050 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2021	$9.93	0.15	2.83	2.98	(0.41)	(0.22)	(0.63)
Year Ended 3/31/2020	$10.15	0.28	0.17	0.45	(0.61)	(0.06)	(0.67)
Year Ended 3/31/2019	$10.06	0.47	0.15	0.62	(0.49)	(0.04)	(0.53)
Year Ended 3/31/2018(c)	$10.00	0.03	0.08	0.11	(0.05)	—	(0.05)
Institutional 3 Class
Year Ended 3/31/2021	$9.93	0.16	2.84	3.00	(0.42)	(0.22)	(0.64)
Year Ended 3/31/2020	$10.15	0.28	0.17	0.45	(0.61)	(0.06)	(0.67)
Year Ended 3/31/2019	$10.06	0.47	0.15	0.62	(0.49)	(0.04)	(0.53)
Year Ended 3/31/2018(c)	$10.00	0.03	0.08	0.11	(0.05)	—	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Adaptive Retirement Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Adaptive Retirement 2050 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2021	$12.28	30.31%	6.59%	0.49%	1.29%	37%	$650
Year Ended 3/31/2020	$9.93	3.91%	8.16%	0.43%	2.60%	31%	$501
Year Ended 3/31/2019	$10.15	7.01%	11.02%	0.43%	4.73%	27%	$508
Year Ended 3/31/2018(c)	$10.06	1.08%	8.76%(d)	0.42%(d)	0.77%(d)	8%	$503
Institutional 3 Class
Year Ended 3/31/2021	$12.29	30.45%	6.59%	0.44%	1.39%	37%	$647
Year Ended 3/31/2020	$9.93	3.91%	8.16%	0.42%	2.60%	31%	$496
Year Ended 3/31/2019	$10.15	7.01%	11.02%	0.43%	4.73%	27%	$508
Year Ended 3/31/2018(c)	$10.06	1.08%	8.76%(d)	0.42%(d)	0.77%(d)	8%	$503
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	67

Financial Highlights
Columbia Adaptive Retirement 2055 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2021	$9.83	0.17	2.83	3.00	(0.41)	(0.17)	(0.58)
Year Ended 3/31/2020	$10.12	0.29	0.16	0.45	(0.63)	(0.11)	(0.74)
Year Ended 3/31/2019(c)	$10.00	0.47	0.15	0.62	(0.47)	(0.03)	(0.50)
Institutional 3 Class
Year Ended 3/31/2021	$9.83	0.16	2.85	3.01	(0.41)	(0.17)	(0.58)
Year Ended 3/31/2020	$10.12	0.29	0.16	0.45	(0.63)	(0.11)	(0.74)
Year Ended 3/31/2019(c)	$10.00	0.47	0.15	0.62	(0.47)	(0.03)	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on April 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Adaptive Retirement Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Adaptive Retirement 2055 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2021	$12.25	30.78%	7.38%	0.46%	1.51%	16%	$764
Year Ended 3/31/2020	$9.83	3.82%	8.25%	0.43%	2.67%	33%	$491
Year Ended 3/31/2019(c)	$10.12	7.05%	12.00%(d)	0.43%(d)	4.73%(d)	29%	$506
Institutional 3 Class
Year Ended 3/31/2021	$12.26	30.89%	7.38%	0.44%	1.37%	16%	$643
Year Ended 3/31/2020	$9.83	3.83%	8.25%	0.42%	2.68%	33%	$491
Year Ended 3/31/2019(c)	$10.12	7.05%	12.00%(d)	0.43%(d)	4.73%(d)	29%	$506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	69

Financial Highlights
Columbia Adaptive Retirement 2060 Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Advisor Class
Year Ended 3/31/2021	$9.92	0.14	2.88	3.02	(0.42)	(0.24)	(0.66)
Year Ended 3/31/2020	$10.15	0.28	0.17	0.45	(0.62)	(0.06)	(0.68)
Year Ended 3/31/2019	$10.06	0.47	0.14	0.61	(0.49)	(0.03)	(0.52)
Year Ended 3/31/2018(c)	$10.00	0.03	0.08	0.11	(0.04)	(0.01)	(0.05)
Institutional 3 Class
Year Ended 3/31/2021	$9.92	0.15	2.87	3.02	(0.42)	(0.24)	(0.66)
Year Ended 3/31/2020	$10.15	0.28	0.17	0.45	(0.62)	(0.06)	(0.68)
Year Ended 3/31/2019	$10.06	0.47	0.14	0.61	(0.49)	(0.03)	(0.52)
Year Ended 3/31/2018(c)	$10.00	0.03	0.08	0.11	(0.04)	(0.01)	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Adaptive Retirement Funds | Annual Report 2021

Financial Highlights  (continued)
Columbia Adaptive Retirement 2060 Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Advisor Class
Year Ended 3/31/2021	$12.28	30.70%	7.22%	0.46%	1.27%	16%	$924
Year Ended 3/31/2020	$9.92	3.85%	8.09%	0.43%	2.60%	31%	$513
Year Ended 3/31/2019	$10.15	6.93%	10.98%	0.43%	4.73%	26%	$514
Year Ended 3/31/2018(c)	$10.06	1.11%	8.73%(d)	0.42%(d)	0.77%(d)	7%	$508
Institutional 3 Class
Year Ended 3/31/2021	$12.28	30.72%	7.19%	0.44%	1.35%	16%	$649
Year Ended 3/31/2020	$9.92	3.86%	8.09%	0.42%	2.61%	31%	$496
Year Ended 3/31/2019	$10.15	6.93%	10.97%	0.43%	4.73%	26%	$508
Year Ended 3/31/2018(c)	$10.06	1.11%	8.73%(d)	0.42%(d)	0.77%(d)	7%	$503
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Retirement Funds | Annual Report 2021	71

Notes to Financial Statements
March 31, 2021
Note 1. Organization
Columbia Funds Series Trust I, (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. Columbia Funds Series Trust I is organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2045 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2055 Fund and Columbia Adaptive Retirement 2060 Fund. At March 31, 2021, each Fund is diversified except the following Funds are diversified effective April 3, 2021, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2045 Fund and Columbia Adaptive Retirement 2055 Fund.
Each Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission website at www.sec.gov or on the Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Funds offer each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
Advisor Class and Institutional 3 Class shares are available for purchase through authorized investment professionals, to omnibus retirement plans or to institutional and to certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
72	Columbia Adaptive Retirement Funds | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity. The Funds intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, for their tax year, and as such will
Columbia Adaptive Retirement Funds | Annual Report 2021	73

Notes to Financial Statements  (continued)
March 31, 2021
not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their ordinary income, capital gain net income and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Funds have entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated Underlying Funds that pay a management or advisory fee to the Investment Manager and (ii) 0.47% on its assets that are invested in securities, instruments and other assets not described above, including without limitation affiliated funds that do not pay a management or advisory fee to the Investment Manager, third party funds, derivatives and individual securities.
The effective management services fee rates based on each Fund’s average daily net assets for the year ended March 31, 2021 were as follows:
Effective management services fee rate (%)
Columbia Adaptive Retirement 2020 Fund	0.45
Columbia Adaptive Retirement 2025 Fund	0.45
Columbia Adaptive Retirement 2030 Fund	0.45
Columbia Adaptive Retirement 2035 Fund	0.45
Columbia Adaptive Retirement 2040 Fund	0.45
Columbia Adaptive Retirement 2045 Fund	0.45
Columbia Adaptive Retirement 2050 Fund	0.45
Columbia Adaptive Retirement 2055 Fund	0.45
Columbia Adaptive Retirement 2060 Fund	0.45
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and
74	Columbia Adaptive Retirement Funds | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended March 31, 2021, the Funds’ effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Fund	Advisor Class (%)	Institutional 3 Class (%)
Columbia Adaptive Retirement 2020 Fund	0.00	0.00
Columbia Adaptive Retirement 2025 Fund	0.01	0.00
Columbia Adaptive Retirement 2030 Fund	0.11	0.01
Columbia Adaptive Retirement 2035 Fund	0.08	0.01
Columbia Adaptive Retirement 2040 Fund	0.06	0.01
Columbia Adaptive Retirement 2045 Fund	0.04	0.01
Columbia Adaptive Retirement 2050 Fund	0.05	0.01
Columbia Adaptive Retirement 2055 Fund	0.02	0.01
Columbia Adaptive Retirement 2060 Fund	0.02	0.01
Distribution and service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Funds do not pay the Distributor a fee for the distribution services it provides to the Funds.
Columbia Adaptive Retirement Funds | Annual Report 2021	75

Notes to Financial Statements  (continued)
March 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Fee Rate Contractual through July 31, 2030
	Advisor Class (%)	Institutional 3 Class (%)
Columbia Adaptive Retirement 2020 Fund	0.68	0.50
Columbia Adaptive Retirement 2025 Fund	0.68	0.50
Columbia Adaptive Retirement 2030 Fund	0.68	0.50
Columbia Adaptive Retirement 2035 Fund	0.68	0.50
Columbia Adaptive Retirement 2040 Fund	0.68	0.50
Columbia Adaptive Retirement 2045 Fund	0.68	0.50
Columbia Adaptive Retirement 2050 Fund	0.68	0.50
Columbia Adaptive Retirement 2055 Fund	0.68	0.50
Columbia Adaptive Retirement 2060 Fund	0.68	0.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At March 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, late-year ordinary losses, re-characterization of distributions for investments and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
76	Columbia Adaptive Retirement Funds | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
The following reclassifications were made:
Fund	Undistributed net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase ($)
Columbia Adaptive Retirement 2020 Fund	136,437	(136,437)	—
Columbia Adaptive Retirement 2025 Fund	68,350	(68,350)	—
Columbia Adaptive Retirement 2030 Fund	45,382	(45,382)	—
Columbia Adaptive Retirement 2035 Fund	31,253	(31,253)	—
Columbia Adaptive Retirement 2040 Fund	29,653	(29,653)	—
Columbia Adaptive Retirement 2045 Fund	29,527	(29,527)	—
Columbia Adaptive Retirement 2050 Fund	31,079	(31,079)	—
Columbia Adaptive Retirement 2055 Fund	28,836	(28,836)	—
Columbia Adaptive Retirement 2060 Fund	27,326	(27,326)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended March 31, 2021			Year Ended March 31, 2020
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Adaptive Retirement 2020 Fund	199,389	49,487	248,876	309,120	28,313	337,433
Columbia Adaptive Retirement 2025 Fund	101,173	31,772	132,945	152,477	20,059	172,536
Columbia Adaptive Retirement 2030 Fund	68,985	31,320	100,305	99,318	4,387	103,705
Columbia Adaptive Retirement 2035 Fund	46,977	18,122	65,099	72,851	8,140	80,991
Columbia Adaptive Retirement 2040 Fund	45,947	34,216	80,163	61,013	4,581	65,594
Columbia Adaptive Retirement 2045 Fund	46,153	19,418	65,571	59,837	10,553	70,390
Columbia Adaptive Retirement 2050 Fund	49,663	26,975	76,638	61,448	6,152	67,600
Columbia Adaptive Retirement 2055 Fund	45,489	18,659	64,148	63,134	11,111	74,245
Columbia Adaptive Retirement 2060 Fund	43,737	24,760	68,497	62,293	6,582	68,875
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
Columbia Adaptive Retirement 2020 Fund	65,328	517,277	—	126,860
Columbia Adaptive Retirement 2025 Fund	26,012	228,927	—	114,541
Columbia Adaptive Retirement 2030 Fund	4,049	56,350	—	185,285
Columbia Adaptive Retirement 2035 Fund	14,160	31,116	—	160,110
Columbia Adaptive Retirement 2040 Fund	4,276	40,902	—	184,216
Columbia Adaptive Retirement 2045 Fund	3,327	37,251	—	188,628
Columbia Adaptive Retirement 2050 Fund	10,152	57,548	—	201,479
Columbia Adaptive Retirement 2055 Fund	1,971	35,169	—	201,120
Columbia Adaptive Retirement 2060 Fund	1,622	32,836	—	202,354
Columbia Adaptive Retirement Funds | Annual Report 2021	77

Notes to Financial Statements  (continued)
March 31, 2021
At March 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
Columbia Adaptive Retirement 2020 Fund	1,450,625	126,860	—	126,860
Columbia Adaptive Retirement 2025 Fund	1,209,366	114,541	—	114,541
Columbia Adaptive Retirement 2030 Fund	2,425,693	186,061	(776)	185,285
Columbia Adaptive Retirement 2035 Fund	1,564,202	160,422	(312)	160,110
Columbia Adaptive Retirement 2040 Fund	1,403,288	184,789	(573)	184,216
Columbia Adaptive Retirement 2045 Fund	1,246,621	188,927	(299)	188,628
Columbia Adaptive Retirement 2050 Fund	1,096,357	202,685	(1,206)	201,479
Columbia Adaptive Retirement 2055 Fund	1,208,873	201,460	(340)	201,120
Columbia Adaptive Retirement 2060 Fund	1,373,266	203,132	(778)	202,354
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2021, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on April 1, 2021.
Fund	Late year ordinary losses ($)	Post-October capital losses ($)
Columbia Adaptive Retirement 2020 Fund	1,136	—
Columbia Adaptive Retirement 2025 Fund	1,006	—
Columbia Adaptive Retirement 2030 Fund	2,381	—
Columbia Adaptive Retirement 2035 Fund	1,388	—
Columbia Adaptive Retirement 2040 Fund	1,227	—
Columbia Adaptive Retirement 2045 Fund	1,086	—
Columbia Adaptive Retirement 2050 Fund	1,225	—
Columbia Adaptive Retirement 2060 Fund	1,035	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
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Notes to Financial Statements  (continued)
March 31, 2021
Note 5. Portfolio information
For the year ended March 31, 2021, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Columbia Adaptive Retirement 2020 Fund	2,036,648	7,763,523
Columbia Adaptive Retirement 2025 Fund	1,128,330	3,292,674
Columbia Adaptive Retirement 2030 Fund	856,527	597,600
Columbia Adaptive Retirement 2035 Fund	613,681	452,994
Columbia Adaptive Retirement 2040 Fund	686,375	387,938
Columbia Adaptive Retirement 2045 Fund	470,881	215,309
Columbia Adaptive Retirement 2050 Fund	556,648	466,704
Columbia Adaptive Retirement 2055 Fund	411,887	182,072
Columbia Adaptive Retirement 2060 Fund	559,298	187,688
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds did not borrow or lend money under the Interfund Program during the year ended March 31, 2021.
Note 8. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the
Columbia Adaptive Retirement Funds | Annual Report 2021	79

Notes to Financial Statements  (continued)
March 31, 2021
December 1, 2020 amendment, the Funds had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
No Fund had borrowings during the year ended March 31, 2021.
Note 9. Significant risks
Alternative strategies investment and multi-asset/tactical strategies risk
An investment in alternative investment strategies and multi-asset/tactical strategies (the Strategies) involves risks, which may be significant. The Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. The Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Funds may lose money.
Market and environment risk
The Funds may incur losses due to declines in the value of one or more securities in which they invest. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Funds, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Funds performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our
80	Columbia Adaptive Retirement Funds | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At March 31, 2021, certain shareholder accounts owned more than 10% of the outstanding shares of one or more of the Funds. For unaffiliated shareholder accounts, the Funds have no knowledge about whether any portion of those shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
The number of accounts and aggregate percentages of shares outstanding held therein were as follows:
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Adaptive Retirement 2020 Fund	—	—	92.3
Columbia Adaptive Retirement 2025 Fund	—	—	90.6
Columbia Adaptive Retirement 2030 Fund	1	55.8	44.2
Columbia Adaptive Retirement 2035 Fund	1	30.0	69.9
Columbia Adaptive Retirement 2040 Fund	1	19.3	78.4
Columbia Adaptive Retirement 2045 Fund	1	11.5	88.4
Columbia Adaptive Retirement 2050 Fund	—	—	99.8
Columbia Adaptive Retirement 2055 Fund	—	—	91.4
Columbia Adaptive Retirement 2060 Fund	1	17.5	82.5
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings
Columbia Adaptive Retirement Funds | Annual Report 2021	81

Notes to Financial Statements  (continued)
March 31, 2021
could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Funds.
82	Columbia Adaptive Retirement Funds | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of each of Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2045 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2055 Fund, and Columbia Adaptive Retirement 2060 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2045 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2055 Fund, and Columbia Adaptive Retirement 2060 Fund (nine of the funds constituting Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 20, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Adaptive Retirement Funds | Annual Report 2021	83

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended March 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend
Columbia Adaptive Retirement 2020 Fund	$550,753
Columbia Adaptive Retirement 2025 Fund	$246,309
Columbia Adaptive Retirement 2030 Fund	$62,869
Columbia Adaptive Retirement 2035 Fund	$36,918
Columbia Adaptive Retirement 2040 Fund	$53,493
Columbia Adaptive Retirement 2045 Fund	$39,671
Columbia Adaptive Retirement 2050 Fund	$62,088
Columbia Adaptive Retirement 2055 Fund	$37,164
Columbia Adaptive Retirement 2060 Fund	$34,740
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
84	Columbia Adaptive Retirement Funds | Annual Report 2021

TRUSTEES AND OFFICERS
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Adaptive Retirement Funds | Annual Report 2021	85

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
86	Columbia Adaptive Retirement Funds | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Adaptive Retirement Funds | Annual Report 2021	87

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
88	Columbia Adaptive Retirement Funds | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Adaptive Retirement Funds | Annual Report 2021	89

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
90	Columbia Adaptive Retirement Funds | Annual Report 2021

Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a liquidity risk management program ("Program"). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for each Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.
Columbia Adaptive Retirement Funds | Annual Report 2021	91

Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
92	Columbia Adaptive Retirement Funds | Annual Report 2021

Additional information
If you elect to receive shareholder reports for the Funds in paper, mailed to you, the Funds mail one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Funds, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Adaptive Retirement Funds | Annual Report 2021	93

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Columbia Adaptive Retirement Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Funds, go to
columbiathreadneedleus.com/investor/. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN295_03_L01_(05/21)

Annual Report
March 31, 2021
Columbia Solutions Aggressive Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Solutions Aggressive Portfolio (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Solutions Aggressive Portfolio  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Columbia Solutions Aggressive Portfolio	10/24/17	36.42	14.21
MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net)		52.16	12.01
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net) represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Solutions Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Foreign Government Obligations	22.4
Money Market Funds	46.4
U.S. Treasury Obligations	31.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at March 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	51.3	(2.0)	49.3
Equity Derivative Contracts	96.4	-	96.4
Foreign Currency Derivative Contracts	0.6	(46.3)	(45.7)
Total Notional Market Value of Derivative Contracts	148.3	(48.3)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

4	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Manager Discussion of Fund Performance
At March 31, 2021, approximately 99.86% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
Columbia Solutions Aggressive Portfolio returned 36.42% for the 12-month period that ended March 31, 2021. The Fund underperformed its benchmark, the MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net), which returned 52.16% over the same period.
Market overview
U.S. equities delivered substantial gains for the 12-month period ending March 31, 2021, rebounding from the sharp COVID-19-driven market plunge that occurred in March 2020. Quick and unprecedented measures taken by the U.S. Federal Reserve and global policymakers spurred markets to rally from the start of the period through to the end. Liquidity injections from central banks and fiscal stimulus from major governments around the world, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher beginning in late March 2020. Equities have been on an overall positive trend since then, albeit with some spikes in volatility around headlines about increasing COVID-19 cases and stalled talks on further fiscal stimulus. January 2021 saw modest equity market declines and heightened volatility, attributable primarily to the final week of the month when investors grappled with a short squeeze in several companies’ shares.
For the annual reporting period, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities outperforming international equities. Within the U.S. equity market, small-cap equities outperformed large-cap equities. While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. U.S. Treasuries and other high-quality segments of the fixed-income market prevailed early in the annual reporting period, serving as a ballast when markets were selling off in the wake of the COVID-19 crisis. As markets rebounded, riskier segments of the fixed-income market, like high-yield bonds, were rewarded and higher quality securities sold off. The commodities market saw overall pickups in demand and posted strong returns for the annual period, despite crude oil prices reaching new all-time lows, and West Texas Intermediate futures closing in negative territory for the first time ever, in April 2020.
The Fund’s notable contributors during the period
•	Overall, the Fund’s diversification contributed positively to Fund performance.
•	The Fund’s overweight to spread assets, relative to the benchmark, led by high-yield corporate bonds and investment-grade corporate bonds also contributed.
The Fund’s notable detractors during the period
•	While certain sectors and individual securities within fixed-income markets performed well for the reporting period, the Fund’s overweight, relative to the benchmark, to fixed-income securities, relative to its benchmark, was the primary detractor to performance.
•	The Fund’s defensive positioning in the capital preservation market state during April and May 2020 detracted from performance, as the Fund did not fully participate in the rebound in equity markets following the COVID-19 pandemic market induced sell-off.
Derivatives usage
The Fund used derivative securities such as forward foreign currency exchange contracts, futures and swap contracts to gain exposure to the equity markets and to certain fixed-income sectors. Overall, these derivative positions generated positive results for the period.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Like real estate, REITs are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2020 — March 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Solutions Aggressive Portfolio	1,000.00	1,000.00	1,170.90	1,024.88	0.05	0.05	0.01
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	7

Portfolio of Investments
March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Foreign Government Obligations(a),(b) 20.5%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Australia 0.4%
Australia Government Bond(c)
04/21/2029	3.250%	AUD	40,000	34,505
Chile 2.2%
Bonos de la Tesoreria de la Republica en pesos
03/01/2026	4.500%	CLP	100,000,000	154,545
Bonos de la Tesoreria de la Republica en pesos(c)
09/01/2030	4.700%	CLP	20,000,000	30,587
Total				185,132
China 1.5%
China Government Bond
11/21/2029	3.130%	CNY	250,000	37,852
05/21/2030	2.680%	CNY	600,000	87,480
Total				125,332
France 0.8%
French Republic Government Bond OAT(c)
10/25/2027	2.750%	EUR	44,000	62,314
Indonesia 0.5%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	587,000,000	41,026
Italy 1.5%
Italy Buoni Poliennali Del Tesoro(c)
09/01/2046	3.250%	EUR	43,000	68,443
03/01/2047	2.700%	EUR	41,000	59,743
Total				128,186
Japan 3.8%
Japan Government 20-Year Bond
12/20/2039	0.300%	JPY	2,000,000	17,562
06/20/2040	0.400%	JPY	11,000,000	97,986
Japan Government 30-Year Bond
06/20/2048	0.700%	JPY	2,900,000	26,662
09/20/2048	0.900%	JPY	1,800,000	17,354
06/20/2049	0.400%	JPY	1,850,000	15,640
12/20/2049	0.400%	JPY	1,500,000	12,635
06/20/2050	0.600%	JPY	12,000,000	106,450
09/20/2050	0.600%	JPY	1,000,000	8,872
Japan Government Thirty-Year Bond
12/20/2050	0.700%	JPY	1,500,000	13,661
Total				316,822
Mexico 1.9%
Mexican Bonos
05/31/2029	8.500%	MXN	2,857,900	156,931
Foreign Government Obligations(a),(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
New Zealand 2.3%
New Zealand Government Bond
05/15/2031	1.500%	NZD	278,000	188,425
South Africa 2.5%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	1,150,000	88,719
01/31/2030	8.000%	ZAR	1,870,000	115,643
Total				204,362
South Korea 1.8%
Korea Treasury Bond
12/10/2028	2.375%	KRW	82,000,000	75,619
06/10/2029	1.875%	KRW	79,000,000	69,939
Total				145,558
Spain 0.7%
Spain Government Bond(c)
04/30/2029	1.450%	EUR	16,000	20,796
04/30/2030	0.500%	EUR	30,000	36,087
Total				56,883
United Kingdom 0.6%
United Kingdom Gilt(c)
10/22/2028	1.625%	GBP	35,000	51,679
Total Foreign Government Obligations (Cost $1,659,340)				1,697,155

U.S. Treasury Obligations 28.5%

U.S. Treasury
08/31/2026	1.375%		192,000	195,345
08/15/2027	2.250%		161,000	170,635
11/15/2027	2.250%		155,000	164,082
08/15/2028	2.875%		137,000	150,679
11/15/2028	3.125%		132,000	147,613
05/15/2029	2.375%		128,000	136,040
08/15/2029	1.625%		129,000	129,484
11/15/2029	1.750%		124,000	125,511
02/15/2030	1.500%		123,000	121,520
08/15/2030	0.625%		505,000	457,735
11/15/2030	0.875%		325,000	300,625
02/15/2031	1.125%		281,000	265,501
Total U.S. Treasury Obligations (Cost $2,411,708)				2,364,770
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Money Market Funds 42.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.067%(d),(e)	3,521,608	3,521,256
Total Money Market Funds (Cost $3,521,044)		3,521,256
Total Investments in Securities (Cost: $7,592,092)		7,583,181
Other Assets & Liabilities, Net		710,689
Net Assets		8,293,870
At March 31, 2021, securities and/or cash totaling $653,739 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
256,000 CNY	39,201 USD	Citi	04/28/2021	252	—
749,835,000 IDR	51,734 USD	Citi	04/28/2021	394	—
109,601,000 KRW	96,997 USD	Citi	04/28/2021	—	(112)
3,000 MXN	144 USD	Citi	04/28/2021	—	(2)
138,941,000 CLP	192,857 USD	Goldman Sachs International	04/28/2021	—	(30)
50,000 GBP	68,905 USD	HSBC	04/28/2021	—	(30)
93,662,000 JPY	861,850 USD	HSBC	04/28/2021	15,742	—
2,128,000 JPY	19,222 USD	HSBC	04/28/2021	—	(1)
3,653,000 MXN	175,889 USD	HSBC	04/28/2021	—	(2,389)
126,000 NOK	14,682 USD	HSBC	04/28/2021	—	(50)
272,000 NZD	190,827 USD	HSBC	04/28/2021	871	—
592,000 SEK	69,020 USD	HSBC	04/28/2021	1,220	—
96,000 SEK	10,990 USD	HSBC	04/28/2021	—	(5)
30,000 SGD	22,317 USD	HSBC	04/28/2021	18	—
30,316 USD	22,000 GBP	HSBC	04/28/2021	15	—
233 USD	2,000 NOK	HSBC	04/28/2021	1	—
816 USD	7,000 SEK	HSBC	04/28/2021	—	(14)
2,258,000 ZAR	152,243 USD	HSBC	04/28/2021	—	(258)
254,000 AUD	194,482 USD	Morgan Stanley	04/28/2021	1,531	—
182,000 CHF	195,212 USD	Morgan Stanley	04/28/2021	2,529	—
8,000 CHF	8,469 USD	Morgan Stanley	04/28/2021	—	—
308,000 DKK	49,149 USD	Morgan Stanley	04/28/2021	574	—
808,043 EUR	958,801 USD	Morgan Stanley	04/28/2021	10,757	—
35,000 EUR	41,059 USD	Morgan Stanley	04/28/2021	—	(5)
246,000 GBP	338,675 USD	Morgan Stanley	04/28/2021	—	(487)
505,000 HKD	65,016 USD	Morgan Stanley	04/28/2021	52	—
16,728 USD	21,000 CAD	Morgan Stanley	04/28/2021	—	(17)
1,096,000 ZAR	73,785 USD	Morgan Stanley	04/28/2021	—	(237)
584,000 CNY	89,491 USD	Standard Chartered	04/28/2021	639	—
55,233,000 KRW	48,853 USD	Standard Chartered	04/28/2021	—	(85)
Total				34,595	(3,722)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini Japanese Government Bond	1	06/2021	JPY	15,095,000	152	—
Australian 10-Year Bond	2	06/2021	AUD	276,229	103	—
Canadian Government 10-Year Bond	2	06/2021	CAD	277,540	—	(5,539)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	9

Portfolio of Investments  (continued)
March 31, 2021
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	1	06/2021	EUR	135,080	145	—
Euro-OAT	1	06/2021	EUR	161,950	—	(275)
Long Gilt	2	06/2021	GBP	255,180	—	(3,943)
MSCI EAFE Index	20	06/2021	USD	2,192,000	—	(8,912)
MSCI Emerging Markets Index	18	06/2021	USD	1,190,250	—	(10,271)
Russell 2000 Index E-mini	6	06/2021	USD	666,750	—	(37,974)
S&P 500 Index E-mini	21	06/2021	USD	4,165,770	36,225	—
S&P/TSX 60 Index	1	06/2021	CAD	222,220	—	(326)
Short Term Euro-BTP	1	06/2021	EUR	113,160	201	—
U.S. Treasury 10-Year Note	6	06/2021	USD	785,625	—	(19,840)
U.S. Treasury 5-Year Note	5	06/2021	USD	616,992	—	(7,549)
U.S. Ultra Bond 10-Year Note	2	06/2021	USD	287,375	—	(10,114)
Total					36,826	(104,743)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	(1)	06/2021	EUR	(149,310)	—	(942)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 36	Morgan Stanley	06/20/2026	5.000	Quarterly	3.078	USD	864,000	5,275	—	—	5,275	—
Markit CDX North America Investment Grade Index, Series 36	Morgan Stanley	06/20/2026	1.000	Quarterly	0.54	USD	513,000	1,068	—	—	1,068	—
Total								6,343	—	—	6,343	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Principal and interest may not be guaranteed by a governmental entity.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At March 31, 2021, the total value of these securities amounted to $364,154, which represents 4.39% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at March 31, 2021.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.067%
	1,843,483	14,090,071	(12,413,098)	800	3,521,256	(267)	5,900	3,521,608
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	11

Portfolio of Investments  (continued)
March 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Foreign Government Obligations	—	1,697,155	—	1,697,155
U.S. Treasury Obligations	2,364,770	—	—	2,364,770
Money Market Funds	3,521,256	—	—	3,521,256
Total Investments in Securities	5,886,026	1,697,155	—	7,583,181
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	34,595	—	34,595
Futures Contracts	36,826	—	—	36,826
Swap Contracts	—	6,343	—	6,343
Liability
Forward Foreign Currency Exchange Contracts	—	(3,722)	—	(3,722)
Futures Contracts	(105,685)	—	—	(105,685)
Total	5,817,167	1,734,371	—	7,551,538
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Statement of Assets and Liabilities
March 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,071,048)	$4,061,925
Affiliated issuers (cost $3,521,044)	3,521,256
Foreign currency (cost $46,769)	47,023
Margin deposits on:
Futures contracts	564,228
Swap contracts	89,511
Unrealized appreciation on forward foreign currency exchange contracts	34,595
Receivable for:
Dividends	228
Interest	21,241
Foreign tax reclaims	449
Variation margin for futures contracts	38,877
Variation margin for swap contracts	8,602
Expense reimbursement due from Investment Manager	270
Prepaid expenses	3,952
Trustees’ deferred compensation plan	18,309
Total assets	8,410,466
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	3,722
Payable for:
Investments purchased	4,335
Capital shares purchased	46,580
Variation margin for futures contracts	14,414
Compensation of board members	1,668
Compensation of chief compliance officer	1
Audit fees	19,750
Custodian fees	7,060
Other expenses	757
Trustees’ deferred compensation plan	18,309
Total liabilities	116,596
Net assets applicable to outstanding capital stock	$8,293,870
Represented by
Paid in capital	6,728,928
Total distributable earnings (loss)	1,564,942
Total - representing net assets applicable to outstanding capital stock	$8,293,870
Shares outstanding	687,401
Net asset value per share	12.07
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	13

Statement of Operations
Year Ended March 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$5,900
Interest	79,460
Foreign taxes withheld	(2,392)
Total income	82,968
Expenses:
Compensation of board members	13,891
Custodian fees	27,327
Printing and postage fees	6,190
Audit fees	39,500
Legal fees	2,189
Compensation of chief compliance officer	3
Other	4,240
Total expenses	93,340
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(92,178)
Total net expenses	1,162
Net investment income	81,806
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	146,894
Investments — affiliated issuers	(267)
Foreign currency translations	11,719
Forward foreign currency exchange contracts	(308,986)
Futures contracts	2,639,253
Swap contracts	100,736
Net realized gain	2,589,349
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(124,396)
Investments — affiliated issuers	800
Foreign currency translations	1,834
Forward foreign currency exchange contracts	65,864
Futures contracts	(202,692)
Swap contracts	7,407
Net change in unrealized appreciation (depreciation)	(251,183)
Net realized and unrealized gain	2,338,166
Net increase in net assets resulting from operations	$2,419,972
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations
Net investment income	$81,806	$141,075
Net realized gain	2,589,349	284,738
Net change in unrealized appreciation (depreciation)	(251,183)	(14,111)
Net increase in net assets resulting from operations	2,419,972	411,702
Distributions to shareholders
Net investment income and net realized gains	(612,404)	(777,112)
Total distributions to shareholders	(612,404)	(777,112)
Increase (decrease) in net assets from capital stock activity	(181,819)	599,692
Total increase in net assets	1,625,749	234,282
Net assets at beginning of year	6,668,121	6,433,839
Net assets at end of year	$8,293,870	$6,668,121

	Year Ended		Year Ended
	March 31, 2021		March 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	215,448	2,433,485	117,819	1,235,717
Distributions reinvested	52,849	611,460	73,755	775,902
Redemptions	(278,025)	(3,226,764)	(130,054)	(1,411,927)
Total net increase (decrease)	(9,728)	(181,819)	61,520	599,692
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended March 31,
	2021	2020	2019	2018 (a)
Per share data
Net asset value, beginning of period	$9.57	$10.12	$10.07	$10.00
Income from investment operations:
Net investment income	0.11	0.21	0.21	0.07
Net realized and unrealized gain	3.33	0.45	0.50	0.08
Total from investment operations	3.44	0.66	0.71	0.15
Less distributions to shareholders from:
Net investment income	(0.21)	(0.35)	(0.51)	—
Net realized gains	(0.73)	(0.86)	(0.15)	(0.08)
Total distributions to shareholders	(0.94)	(1.21)	(0.66)	(0.08)
Net asset value, end of period	$12.07	$9.57	$10.12	$10.07
Total return	36.42%	5.44%	8.05%	1.53%
Ratios to average net assets
Total gross expenses(b)	1.19%	1.33%	1.78%	1.10%(c)
Total net expenses(b),(d)	0.01%	0.01%	0.01%	0.01%(c)
Net investment income	1.04%	2.01%	2.08%	1.49%(c)
Supplemental data
Portfolio turnover	54%	184%	149%	24%
Net assets, end of period (in thousands)	$8,294	$6,668	$6,434	$6,557

Notes to Financial Highlights
(a)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Notes to Financial Statements
March 31, 2021
Note 1. Organization
Columbia Solutions Aggressive Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is sold only to other Columbia Funds and certain collective investment trusts managed by Columbia Management Investment Advisers, LLC.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	17

Notes to Financial Statements  (continued)
March 31, 2021
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
18	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears
Columbia Solutions Aggressive Portfolio | Annual Report 2021	19

Notes to Financial Statements  (continued)
March 31, 2021
risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
20	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	21

Notes to Financial Statements  (continued)
March 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	6,343*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	36,225*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	34,595
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	601*
Total		77,764

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	57,483*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,722
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	48,202*
Total		109,407

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	103,311	103,311
Equity risk	—	2,707,478	—	2,707,478
Foreign exchange risk	(308,986)	—	—	(308,986)
Interest rate risk	—	(68,225)	(2,575)	(70,800)
Total	(308,986)	2,639,253	100,736	2,431,003

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	5,581	5,581
Equity risk	—	(125,544)	—	(125,544)
Foreign exchange risk	65,864	—	—	65,864
Interest rate risk	—	(77,148)	1,826	(75,322)
Total	65,864	(202,692)	7,407	(129,421)
22	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	11,037,177
Futures contracts — short	201,243
Credit default swap contracts — sell protection	1,330,825

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	20,501*	(16,931)*
Interest rate swap contracts	144**	(806)**

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended March 31, 2021.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of March 31, 2021:
	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	8,602	-	8,602
Forward foreign currency exchange contracts	646	-	17,867	15,443	-	639	34,595
Total assets	646	-	17,867	15,443	8,602	639	43,197
Liabilities
Forward foreign currency exchange contracts	114	30	2,747	746	-	85	3,722
Total liabilities	114	30	2,747	746	-	85	3,722
Total financial and derivative net assets	532	(30)	15,120	14,697	8,602	554	39,475
Total collateral received (pledged) (c)	-	-	-	-	-	-	-
Net amount (d)	532	(30)	15,120	14,697	8,602	554	39,475

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	23

Notes to Financial Statements  (continued)
March 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
24	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2030, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.01% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	25

Notes to Financial Statements  (continued)
March 31, 2021
At March 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, late-year ordinary losses, principal and/or interest of fixed income securities, swap investments, distribution reclassifications, foreign capital gains tax, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(238,914)	238,914	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2021			Year Ended March 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
353,787	258,617	612,404	492,700	284,412	777,112
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
727,845	958,511	—	(76,942)
At March 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
7,628,480	81,459	(158,401)	(76,942)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2021, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on April 1, 2021.
Late year ordinary losses ($)	Post-October capital losses ($)
44,687	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
26	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,056,616 and $2,618,565, respectively, for the year ended March 31, 2021, of which $1,098,558 and $2,016,079, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended March 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended March 31, 2021.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	27

Notes to Financial Statements  (continued)
March 31, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant
28	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	29

Notes to Financial Statements  (continued)
March 31, 2021
Shareholder concentration risk
At March 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Solutions Aggressive Portfolio | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Solutions Aggressive Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Solutions Aggressive Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended March 31, 2021 and for the period October 24, 2017 (commencement of operations) through March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the three years in the period ended March 31, 2021 and for the period October 24, 2017 (commencement of operations) through March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 20, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend
$1,277,984
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
32	Columbia Solutions Aggressive Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
Columbia Solutions Aggressive Portfolio | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Solutions Aggressive Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Solutions Aggressive Portfolio | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
36	Columbia Solutions Aggressive Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Solutions Aggressive Portfolio | Annual Report 2021	37

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
38	Columbia Solutions Aggressive Portfolio | Annual Report 2021

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Columbia Solutions Aggressive Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the Fund, go to columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN296_03_L01_(05/21)

Annual Report
March 31, 2021
Columbia Solutions Conservative Portfolio
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Solutions Conservative Portfolio (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Solutions Conservative Portfolio  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since 2017
Alexander Wilkinson, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended March 31, 2021)
	Inception	1 Year	Life
Columbia Solutions Conservative Portfolio	10/24/17	8.23	5.88
Bloomberg Barclays Global Aggregate Hedged USD Index		1.50	3.95
Blended Benchmark		12.64	6.18
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Bloomberg Barclays Global Aggregate Hedged USD Index is an unmanaged index that is comprised of several other Barclays indexes that measure fixed-income performance of regions around the world while hedging the currency back to the US dollar.
The Blended Benchmark consists of 25% MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net) and 75% Bloomberg Barclays Global Aggregate Hedged USD Index. The MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net) represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI with Developed Markets 100% Hedged to USD Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Solutions Conservative Portfolio | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 24, 2017 — March 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Solutions Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at March 31, 2021)
Foreign Government Obligations	12.3
Money Market Funds	68.9
U.S. Treasury Obligations	18.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at March 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	87.4	(2.1)	85.3
Equity Derivative Contracts	45.7	—	45.7
Foreign Currency Derivative Contracts	0.5	(31.5)	(31.0)
Total Notional Market Value of Derivative Contracts	133.6	(33.6)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

4	Columbia Solutions Conservative Portfolio | Annual Report 2021

Manager Discussion of Fund Performance
At March 31, 2021, approximately 99.91% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
Columbia Solutions Conservative Portfolio returned 8.23% for the 12-month period that ended March 31, 2021. The Fund outperformed the Bloomberg Barclays Global Aggregate Hedged USD Index, which returned 1.50%, and underperformed its Blended Benchmark, which returned 12.64% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12-month period ending March 31, 2021, rebounding from the sharp COVID-19-driven market plunge that occurred in March 2020. Quick and unprecedented measures taken by the U.S. Federal Reserve and global policymakers spurred markets to rally from the start of the period through to the end. Liquidity injections from central banks and fiscal stimulus from major governments around the world, combined with optimism for recovery from COVID-19 pandemic-related shutdowns, spurred equity markets higher beginning in late March 2020. Equities have been on an overall positive trend since then, albeit with some spikes in volatility around headlines about increasing COVID-19 cases and stalled talks on further fiscal stimulus. January 2021 saw modest equity market declines and heightened volatility, attributable primarily to the final week of the month when investors grappled with a short squeeze in several companies’ shares.
For the annual reporting period, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities outperforming international equities. Within the U.S. equity market, small-cap equities outperformed large-cap equities. While the rally during the first half of the period was largely driven by outsize gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically-sensitive, value-oriented market segments. U.S. Treasuries and other high-quality segments of the fixed-income market prevailed early in the annual reporting period, serving as a ballast when markets were selling off in the wake of the COVID-19 crisis. As markets rebounded, riskier segments of the fixed-income market, like high-yield bonds, were rewarded and higher quality securities sold off. The commodities market saw overall pickups in demand and posted strong returns for the annual period, despite crude oil prices reaching new all-time lows, and West Texas Intermediate futures closing in negative territory for the first time ever, in April 2020.
The Fund’s notable contributors during the period
•	Overall, the Fund’s diversification contributed positively to performance.
•	The Fund’s allocation to spread assets, especially high-yield corporate bonds aided performance.
The Fund’s notable detractors during the period
•	The Fund’s overweight to U.S government bonds and foreign government bonds was a detractor to performance.
•	The Fund’s defensive positioning in the capital preservation market state during April and May 2020 detracted from performance, as the Fund did not fully participate in the rebound in equity markets following the COVID-19 pandemic market induced sell-off.
Derivatives usage
The Fund used derivative securities such as forward foreign currency exchange contracts, futures and swap contracts to gain exposure to the equity markets and to certain fixed-income sectors. Overall, these derivative positions generated positive results for the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than
Columbia Solutions Conservative Portfolio | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Like real estate, REITs are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Solutions Conservative Portfolio | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
October 1, 2020 — March 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Solutions Conservative Portfolio	1,000.00	1,000.00	1,020.00	1,024.88	0.05	0.05	0.01
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Solutions Conservative Portfolio | Annual Report 2021	7

Portfolio of Investments
March 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Foreign Government Obligations(a),(b) 11.8%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canada 0.1%
Canadian Government Bond
06/01/2028	2.000%	CAD	16,000	13,371
Chile 1.6%
Bonos de la Tesoreria de la Republica en pesos
03/01/2026	4.500%	CLP	75,000,000	115,909
Bonos de la Tesoreria de la Republica en pesos(c)
09/01/2030	4.700%	CLP	40,000,000	61,174
Total				177,083
China 1.0%
China Government Bond
11/21/2029	3.130%	CNY	260,000	39,366
05/21/2030	2.680%	CNY	500,000	72,900
Total				112,266
Indonesia 0.4%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	600,000,000	41,935
Japan 3.1%
Japan Government 10-Year Bond
03/20/2028	0.100%	JPY	6,100,000	55,582
Japan Government 20-Year Bond
06/20/2040	0.400%	JPY	14,000,000	124,709
Japan Government 30-Year Bond
06/20/2049	0.400%	JPY	1,800,000	15,217
12/20/2049	0.400%	JPY	1,500,000	12,635
06/20/2050	0.600%	JPY	16,000,000	141,933
Total				350,076
Mexico 1.7%
Mexican Bonos
05/31/2029	8.500%	MXN	1,852,900	101,745
Mexico Government International Bond
05/29/2031	7.750%	MXN	1,600,000	83,641
Total				185,386
New Zealand 1.2%
New Zealand Government Bond
05/15/2031	1.500%	NZD	200,000	135,558
South Africa 1.7%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	778,000	60,020
01/31/2030	8.000%	ZAR	2,013,000	124,486
Total				184,506
Foreign Government Obligations(a),(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
South Korea 0.7%
Korea Treasury Bond
12/10/2028	2.375%	KRW	47,000,000	43,343
06/10/2029	1.875%	KRW	45,560,000	40,334
Total				83,677
United Kingdom 0.3%
United Kingdom Gilt(c)
10/22/2028	1.625%	GBP	22,000	32,484
Total Foreign Government Obligations (Cost $1,322,234)				1,316,342

U.S. Treasury Obligations 18.1%

U.S. Treasury
08/31/2026	1.375%		122,000	124,125
08/15/2027	2.250%		120,000	127,181
11/15/2027	2.250%		116,000	122,797
08/15/2028	2.875%		102,000	112,184
11/15/2028	3.125%		98,000	109,592
05/15/2029	2.375%		94,800	100,755
08/15/2029	1.625%		96,000	96,360
11/15/2029	1.750%		93,000	94,133
02/15/2030	1.500%		78,000	77,062
08/15/2030	0.625%		645,000	584,632
11/15/2030	0.875%		344,000	318,200
02/15/2031	1.125%		151,000	142,671
Total U.S. Treasury Obligations (Cost $2,072,869)				2,009,692

Money Market Funds 66.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.067%(d),(e)	7,365,156	7,364,420
Total Money Market Funds (Cost $7,364,314)		7,364,420
Total Investments in Securities (Cost: $10,759,417)		10,690,454
Other Assets & Liabilities, Net		425,973
Net Assets		11,116,427
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Solutions Conservative Portfolio | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
At March 31, 2021, securities and/or cash totaling $369,407 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
266,000 CNY	40,732 USD	Citi	04/28/2021	261	—
673,522,000 IDR	46,469 USD	Citi	04/28/2021	354	—
8,616,000 KRW	7,625 USD	Citi	04/28/2021	—	(9)
2,000 MXN	96 USD	Citi	04/28/2021	—	(1)
133,475,000 CLP	185,270 USD	Goldman Sachs International	04/28/2021	—	(29)
64,749,000 IDR	4,479 USD	Goldman Sachs International	04/28/2021	46	—
5,000 GBP	6,890 USD	HSBC	04/28/2021	—	(3)
56,106,034 JPY	516,271 USD	HSBC	04/28/2021	9,430	—
4,162,000 MXN	200,397 USD	HSBC	04/28/2021	—	(2,722)
68,000 NOK	7,924 USD	HSBC	04/28/2021	—	(27)
196,000 NZD	137,508 USD	HSBC	04/28/2021	628	—
195,000 SEK	22,735 USD	HSBC	04/28/2021	402	—
9,000 SGD	6,695 USD	HSBC	04/28/2021	5	—
11,024 USD	8,000 GBP	HSBC	04/28/2021	6	—
700 USD	6,000 SEK	HSBC	04/28/2021	—	(12)
1,599,000 ZAR	107,811 USD	HSBC	04/28/2021	—	(183)
61,000 AUD	46,706 USD	Morgan Stanley	04/28/2021	368	—
54,000 CHF	57,920 USD	Morgan Stanley	04/28/2021	751	—
105,000 DKK	16,755 USD	Morgan Stanley	04/28/2021	196	—
192,000 EUR	227,822 USD	Morgan Stanley	04/28/2021	2,555	—
11,000 EUR	12,904 USD	Morgan Stanley	04/28/2021	—	(2)
91,000 GBP	125,282 USD	Morgan Stanley	04/28/2021	—	(180)
154,000 HKD	19,827 USD	Morgan Stanley	04/28/2021	16	—
9,954 USD	13,000 AUD	Morgan Stanley	04/28/2021	—	(78)
11,948 USD	15,000 CAD	Morgan Stanley	04/28/2021	—	(12)
1,305,000 ZAR	87,855 USD	Morgan Stanley	04/28/2021	—	(282)
487,000 CNY	74,627 USD	Standard Chartered	04/28/2021	532	—
85,836,000 KRW	75,921 USD	Standard Chartered	04/28/2021	—	(132)
Total				15,550	(3,672)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	3	06/2021	AUD	414,343	154	—
Canadian Government 10-Year Bond	2	06/2021	CAD	277,540	—	(5,539)
Euro-BTP	1	06/2021	EUR	149,310	854	—
Euro-OAT	1	06/2021	EUR	161,950	—	(275)
Long Gilt	2	06/2021	GBP	255,180	—	(3,943)
MSCI EAFE Index	6	06/2021	USD	657,600	—	(2,672)
MSCI Emerging Markets Index	8	06/2021	USD	529,000	—	(4,565)
S&P 500 Index E-mini	8	06/2021	USD	1,586,960	13,802	—
S&P/TSX 60 Index	1	06/2021	CAD	222,220	—	(326)
U.S. Long Bond	2	06/2021	USD	309,188	—	(12,470)
U.S. Treasury 10-Year Note	8	06/2021	USD	1,047,500	—	(26,454)
U.S. Treasury 5-Year Note	5	06/2021	USD	616,992	—	(7,549)
U.S. Ultra Bond 10-Year Note	4	06/2021	USD	574,750	—	(20,227)
Total					14,810	(84,020)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Short Term Euro-BTP	(1)	06/2021	EUR	(113,160)	—	(204)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Conservative Portfolio | Annual Report 2021	9

Portfolio of Investments  (continued)
March 31, 2021
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 36	Morgan Stanley	06/20/2026	5.000	Quarterly	3.078	USD	1,162,000	7,435	—	—	7,435	—
Markit CDX North America Investment Grade Index, Series 36	Morgan Stanley	06/20/2026	1.000	Quarterly	0.54	USD	675,000	1,494	—	—	1,494	—
Total								8,929	—	—	8,929	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Principal and interest may not be guaranteed by a governmental entity.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At March 31, 2021, the total value of these securities amounted to $93,658, which represents 0.84% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at March 31, 2021.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended March 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.067%
	4,963,719	9,702,029	(7,303,389)	2,061	7,364,420	(348)	12,270	7,365,156
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Solutions Conservative Portfolio | Annual Report 2021

Portfolio of Investments  (continued)
March 31, 2021
Currency Legend  (continued)
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Foreign Government Obligations	—	1,316,342	—	1,316,342
U.S. Treasury Obligations	2,009,692	—	—	2,009,692
Money Market Funds	7,364,420	—	—	7,364,420
Total Investments in Securities	9,374,112	1,316,342	—	10,690,454
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	15,550	—	15,550
Futures Contracts	14,810	—	—	14,810
Swap Contracts	—	8,929	—	8,929
Liability
Forward Foreign Currency Exchange Contracts	—	(3,672)	—	(3,672)
Futures Contracts	(84,224)	—	—	(84,224)
Total	9,304,698	1,337,149	—	10,641,847
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Conservative Portfolio | Annual Report 2021	11

Statement of Assets and Liabilities
March 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,395,103)	$3,326,034
Affiliated issuers (cost $7,364,314)	7,364,420
Foreign currency (cost $24,844)	24,943
Margin deposits on:
Futures contracts	243,296
Swap contracts	126,111
Unrealized appreciation on forward foreign currency exchange contracts	15,550
Receivable for:
Capital shares sold	17,640
Dividends	470
Interest	17,387
Foreign tax reclaims	219
Variation margin for futures contracts	11,929
Variation margin for swap contracts	6,097
Expense reimbursement due from Investment Manager	236
Prepaid expenses	3,987
Trustees’ deferred compensation plan	18,350
Total assets	11,176,669
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	3,672
Payable for:
Variation margin for futures contracts	9,181
Compensation of board members	1,673
Compensation of chief compliance officer	1
Audit fees	19,750
Custodian fees	6,944
Other expenses	671
Trustees’ deferred compensation plan	18,350
Total liabilities	60,242
Net assets applicable to outstanding capital stock	$11,116,427
Represented by
Paid in capital	10,786,657
Total distributable earnings (loss)	329,770
Total - representing net assets applicable to outstanding capital stock	$11,116,427
Shares outstanding	1,059,732
Net asset value per share	10.49
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
12	Columbia Solutions Conservative Portfolio | Annual Report 2021

Statement of Operations
Year Ended March 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$12,270
Interest	67,191
Foreign taxes withheld	(2,176)
Total income	77,285
Expenses:
Compensation of board members	13,931
Custodian fees	27,381
Printing and postage fees	6,190
Audit fees	39,500
Legal fees	2,245
Compensation of chief compliance officer	3
Other	4,327
Total expenses	93,577
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(92,128)
Total net expenses	1,449
Net investment income	75,836
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	179,705
Investments — affiliated issuers	(348)
Foreign currency translations	6,049
Forward foreign currency exchange contracts	(197,892)
Futures contracts	855,529
Swap contracts	138,044
Net realized gain	981,087
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(181,252)
Investments — affiliated issuers	2,061
Foreign currency translations	1,459
Forward foreign currency exchange contracts	37,112
Futures contracts	(148,677)
Swap contracts	9,216
Net change in unrealized appreciation (depreciation)	(280,081)
Net realized and unrealized gain	701,006
Net increase in net assets resulting from operations	$776,842
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Conservative Portfolio | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations
Net investment income	$75,836	$181,639
Net realized gain	981,087	232,595
Net change in unrealized appreciation (depreciation)	(280,081)	45,273
Net increase in net assets resulting from operations	776,842	459,507
Distributions to shareholders
Net investment income and net realized gains	(502,023)	(586,320)
Total distributions to shareholders	(502,023)	(586,320)
Increase in net assets from capital stock activity	1,485,173	1,120,633
Total increase in net assets	1,759,992	993,820
Net assets at beginning of year	9,356,435	8,362,615
Net assets at end of year	$11,116,427	$9,356,435

	Year Ended		Year Ended
	March 31, 2021		March 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	777,079	8,286,367	132,839	1,406,817
Distributions reinvested	47,269	501,522	57,084	585,684
Redemptions	(686,336)	(7,302,716)	(84,741)	(871,868)
Total net increase	138,012	1,485,173	105,182	1,120,633
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Solutions Conservative Portfolio | Annual Report 2021

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended March 31,
	2021	2020	2019	2018 (a)
Per share data
Net asset value, beginning of period	$10.15	$10.24	$10.05	$10.00
Income from investment operations:
Net investment income	0.08	0.21	0.21	0.06
Net realized and unrealized gain	0.76	0.34	0.36	0.03
Total from investment operations	0.84	0.55	0.57	0.09
Less distributions to shareholders from:
Net investment income	(0.11)	(0.26)	(0.30)	(0.03)
Net realized gains	(0.39)	(0.38)	(0.08)	(0.01)
Total distributions to shareholders	(0.50)	(0.64)	(0.38)	(0.04)
Net asset value, end of period	$10.49	$10.15	$10.24	$10.05
Total return	8.23%	5.26%	5.85%	0.90%
Ratios to average net assets
Total gross expenses(b)	0.90%	1.01%	1.44%	0.95%(c)
Total net expenses(b),(d)	0.01%	0.01%	0.01%	0.01%(c)
Net investment income	0.73%	1.98%	2.11%	1.45%(c)
Supplemental data
Portfolio turnover	66%	218%	141%	30%
Net assets, end of period (in thousands)	$11,116	$9,356	$8,363	$7,938

Notes to Financial Highlights
(a)	The Fund commenced operations on October 24, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Solutions Conservative Portfolio | Annual Report 2021	15

Notes to Financial Statements
March 31, 2021
Note 1. Organization
Columbia Solutions Conservative Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is sold only to other Columbia Funds and certain collective investment trusts managed by Columbia Management Investment Advisers, LLC.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
16	Columbia Solutions Conservative Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
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Notes to Financial Statements  (continued)
March 31, 2021
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears
18	Columbia Solutions Conservative Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
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Notes to Financial Statements  (continued)
March 31, 2021
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Columbia Solutions Conservative Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	8,929*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	13,802*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	15,550
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,008*
Total		39,289

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	7,563*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,672
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	76,661*
Total		87,896

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	139,963	139,963
Equity risk	—	930,931	—	930,931
Foreign exchange risk	(197,892)	—	—	(197,892)
Interest rate risk	—	(75,402)	(1,919)	(77,321)
Total	(197,892)	855,529	138,044	795,681

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	7,923	7,923
Equity risk	—	(26,648)	—	(26,648)
Foreign exchange risk	37,112	—	—	37,112
Interest rate risk	—	(122,029)	1,293	(120,736)
Total	37,112	(148,677)	9,216	(102,349)
Columbia Solutions Conservative Portfolio | Annual Report 2021	21

Notes to Financial Statements  (continued)
March 31, 2021
The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	6,202,720
Futures contracts — short	195,454
Credit default swap contracts — sell protection	1,774,013

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	10,996*	(10,581)*
Interest rate swap contracts	138**	(629)**

*	Based on the ending quarterly outstanding amounts for the year ended March 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended March 31, 2021.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of March 31, 2021:
	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	6,097	-	6,097
Forward foreign currency exchange contracts	615	46	10,471	3,886	-	532	15,550
Total assets	615	46	10,471	3,886	6,097	532	21,647
Liabilities
Forward foreign currency exchange contracts	10	29	2,947	554	-	132	3,672
Total financial and derivative net assets	605	17	7,524	3,332	6,097	400	17,975
Total collateral received (pledged) (c)	-	-	-	-	-	-	-
Net amount (d)	605	17	7,524	3,332	6,097	400	17,975

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
22	Columbia Solutions Conservative Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Columbia Solutions Conservative Portfolio | Annual Report 2021	23

Notes to Financial Statements  (continued)
March 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2030, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.01% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Solutions Conservative Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
At March 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, principal and/or interest of fixed income securities, distribution reclassifications, foreign capital gains tax, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(122,019)	122,019	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended March 31, 2021			Year Ended March 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
323,735	178,288	502,023	434,225	152,095	586,320
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
206,710	221,400	—	(98,401)
At March 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
10,740,248	44,807	(143,208)	(98,401)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,206,480 and $3,257,062, respectively, for the year ended March 31, 2021, of which $1,155,417 and $2,264,210, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Solutions Conservative Portfolio | Annual Report 2021	25

Notes to Financial Statements  (continued)
March 31, 2021
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended March 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended March 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
26	Columbia Solutions Conservative Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Solutions Conservative Portfolio | Annual Report 2021	27

Notes to Financial Statements  (continued)
March 31, 2021
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At March 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
28	Columbia Solutions Conservative Portfolio | Annual Report 2021

Notes to Financial Statements  (continued)
March 31, 2021
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Solutions Conservative Portfolio | Annual Report 2021	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Solutions Conservative Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Solutions Conservative Portfolio (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended March 31, 2021 and for the period October 24, 2017 (commencement of operations) through March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the three years in the period ended March 31, 2021 and for the period October 24, 2017 (commencement of operations) through March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 20, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Solutions Conservative Portfolio | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend
$419,672
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	170	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	170	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
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TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	170	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	168	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	168	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	168	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	170	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	170	Trustee, Catholic Schools Foundation since 2004
32	Columbia Solutions Conservative Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	168	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	168
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	168	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	170	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Solutions Conservative Portfolio | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	170	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	170	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	168	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	170	Director, NAPE Education Foundation, October 2016-October 2020
34	Columbia Solutions Conservative Portfolio | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, Columbia ETF Trust I, Columbia ETF Trust II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	170	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Solutions Conservative Portfolio | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Solutions Conservative Portfolio | Annual Report 2021

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust I elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust I, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	86,127,701,985	836,188,991	0
Kathleen Blatz	86,243,229,991	720,660,985	0
Pamela G. Carlton	86,264,105,441	699,785,535	0
Janet Langford Carrig	86,054,199,101	909,691,875	0
J. Kevin Connaughton	86,079,927,846	883,963,131	0
Olive M. Darragh	86,229,808,655	734,082,321	0
Patricia M. Flynn	86,198,477,183	765,413,793	0
Brian J. Gallagher	86,107,199,569	856,691,407	0
Douglas A. Hacker	85,856,681,960	1,107,209,016	0
Nancy T. Lukitsh	86,082,583,872	881,307,104	0
David M. Moffett	85,916,196,449	1,047,694,527	0
Catherine James Paglia	86,220,544,249	743,346,727	0
Anthony M. Santomero	86,032,441,166	931,449,811	0
Minor M. Shaw	86,027,511,771	936,379,205	0
Natalie A. Trunow	86,222,277,961	741,613,015	0
Sandra Yeager	86,214,429,708	749,461,268	0
Christopher O. Petersen	86,067,188,679	896,702,297	0
Columbia Solutions Conservative Portfolio | Annual Report 2021	37

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Columbia Solutions Conservative Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the Fund, go to columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN296_03_L01_(05/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the thirteen series of the registrant whose reports to stockholders are included in this annual filing. Fiscal Years 2020 and 2021 includes fees from a fund that liquidated during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

20212020

$264,000      $337,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

20212020

$2,800    $3,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended March 31, 2021 and March 31, 2020, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

20212020

$1,000    $1,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2021 and March 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

20212020

$520,000     $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2021 and March 31, 2020 are approximately as follows:

20212020

$523,800      $524,400

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	May 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	May 20, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	May 20, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	May 20, 2021